CONFIDENTIAL
                                                         SCOR U.S. Corporation


               Presentation to the Special Committee of the Board of Directors



                                                              November 2, 1995






Dillon, Read & Co. Inc.

Confidential


                                TABLE OF CONTENTS

                                                                          Tab
                                                                          ---

          Overview  . . . . . . . . . . . . . . . . . . . . . . . . . .    A


          Overview of SCOR U.S. Corporation . . . . . . . . . . . . . .    B


          SCOR U.S. Valuation Indicators  . . . . . . . . . . . . . . .    C


          Exhibits
          --------

          Analysis of Comparable Trading Companies  . . . . . . . . . .    1

          Analysis of Comparable Acquisitions . . . . . . . . . . . . .    2

          Premiums Paid in Minority "Close Outs"  . . . . . . . . . . .    3

          Discounted Cash Flow Analysis . . . . . . . . . . . . . . . .    4

          Weighted Average Cost of Capital Analysis . . . . . . . . . .    5

Dillon, Read & Co. Inc.                                   SCOR U.S. Corporation

                                  OVERVIEW

Confidential


                              SUMMARY OF THE OFFER


     - Shareholders of SCOR U.S. Corporation ("SCOR") other than SCOR S.A. will receive $15.25 per share in cash


     - SCOR S.A. currently owns 80% of the outstanding shares of common stock of SCOR


     - Including the assumption of SCOR debt, the implied valuation of the offer is as follows:

                                                (Dollars in Millions)

                                                           Implied SCOR
                                             Cash Offer     Valuation
                                             ---------     ------------
          Equity Value                        $55.4(a)        $277.0(a)

          Convertible Subordinated Debentures                   76.0


          Notes Payable                                         25.0

          Commercial Paper                                      20.6
                                                           ------------
            Total Asset Valuation                             $398.6
                                                           ============



--------------------

(a) Assumes the acquisition of 20% of SCOR, or 3,632,924 common shares. Excludes 1,576,951 stock options outstanding at option price per share ranges of $8.00 - $17.00.

 Dillon, Read & Co. Inc.              A - 1                SCOR U.S. Corporation

Confidential

                                                     PROPOSAL MULTIPLES

                                                                                         Sensitivity Analysis
                                                                                                         Offer
Offer Price                                                        $14.00          $15.00               $15.25              $16.00
                                                                ----------      ----------           ----------         ----------
Total Equity Value ($MM)                                          $254.3          $272.5               $277.0              $290.6
P/E:                                        SCOR Statistic
-------------------------------------      ----------------
   1995E E.P.S.(a)                            $0.92                 15.2x           16.3x                16.6x               17.4x
   1996E E.P.S.(a)                             0.97                 14.4            15.5                 15.7                16.5
   1995E E.P.S.(b)                            $1.01                 13.9x           14.9x                15.1                15.8x
   1996E E.P.S.(b)                             1.19                 11.8            12.6                 12.8                13.4

Price as a Multiple of:
-------------------------------------
   Book Value (9/30/95) (Primary)(c)         $15.27                 0.91x           0.98x                1.00x               1.05x
                             (F-D)(c)         15.03                 0.93            0.99                 1.01                1.06
   Surplus (9/30/95) (Primary)(c)             14.13                 0.99            1.06                 1.08                1.13
                             (F-D)(c)         13.96                 1.00            1.07                 1.09                1.14

Premium Over Market:
-------------------------------------
   Day before Offer                          $11.125                25.8%           34.8%                37.1%               43.8%
   52-Week High, Pre-Offer                    11.625                20.4            29.0                 31.2                37.6
   52-Week Low, Pre-Offer                      7.500                86.7           100.0                103.3               126.7


--------------------

(a)  Source:  I/B/E/S.
(b)  Based on management October projections.
(c) Based on primary book value of $277.4MM, surplus of $256.8MM, options of 1,066,789 (under $15.25) and exercise proceeds of $11.849MM.


Dillon, Read & Co. Inc.              A - 2               SCOR U.S. Corporation

                              OVERVIEW OF SCOR U.S.

Confidential

                              REINSURANCE INDUSTRY


     - Primary insurance companies continue to direct business towards financially secure reinsurers who are perceived to be long-term players.

          -  Increasing consolidation is evident

          -  Ceding companies flight to quality is also evident


     - Since 1987, increasing global competition, including from Bermuda based reinsurers (established after Hurricane Andrew in 1992) together with increasing retention by primary insurance companies, has resulted in generally soft market conditions across many lines of business.

          - Supply of reinsurance is directly related to levels of surplus in the industry, which was expanded in the early 1990's as a response to many catastrophes

          - Cyclicality in the reinsurance industry is now experienced in different lines and regions at different times


     - The Bermuda companies may become more broad - based competitors for all reinsurers (including casualty) depending on a number of competitive factors.

          - To the extent the Bermudians become more broad - based, the increased competition could intensify market competition and create pricing pressure

Dillon, Read & Co. Inc.              B - 1               SCOR U.S. Corporation

Confidential

                                             COMPETITIVE POSITION


                                                   1994               6/30
                                                 Premiums             1995           Combined Ratio
                                                                                     --------------
Broker Market                                     Earned            Surplus      1994              1995
-------------------------------------           ---------         ----------    --------          --------
Transatlantic Re/Putnam Re                       $851,183          $668,494      105.7%            103.1%
Zurich Reinsurance Centre                         221,814           645,621      114.6             108.0
Prudential Reins.                                 722,454           639,693      118.4             107.2
Kemper Reinsurance                                317,399           451,627      108.8             104.5
NAC Reins.                                        375,870           435,607      105.7             103.9
Underwriters Reins                                182,282           409,038      107.0             102.4
TIG Reinsurance                                   394,458           402,246      104.4             103.3
Skandia Ameriaca Reins.                           164,026           347,093      124.6             124.4
Constitution Reins.                               466,103           290,413      101.0             104.2
SCOR U.S.                                         229,904           251,890      118.7             105.7
Trenwick America Reins.                           132,683           243,739      103.1             96.9
Signet Star Reins.                                182,976           224,221      113.8             103.1
Winterthur Reins.                                 207,880           222,919      109.1             106.7
Gerling Global                                     92,772           141,597      112.8             105.4
Folksamerica Group                                154,070           117,252      109.2             103.8
Chartwell                                         101,632           115,101      105.7             104.4
Frankona                                          111,424           114,481      103.3             104.3
Christiania General                               140,592           113,550      111.7             104.8
Generali                                          110,391           105,375      114.7             107.9
Reinsurance Corp. of N.Y.                         129,372            97,379      120.4             109.7

Direct-Writer Market
------------------------------------

General Re                                     $2,417,071        $4,227,923      101.2%            99.3%
Employers Reins.                                2,100,119         2,808,540      104.6             102.7
American Re                                     1,442,571         1,120,108      103.8             99.4
Swiss Re                                               NA           831,014      NA                NA
Munich Re Group                                   666,908           783,999      116.7             105.2
National Reins.                                   333,123           386,374      98.4              98.1





 Dillon, Read & Co. Inc.           B - 2                   SCOR U.S. Corporation

Confidential

                                         RELATIONSHIP WITH BROKERS


        -   SCOR's relationship with the intermediaries appears well diversified and balanced

                                                         1991 to July 1995 Written Premiums
                                          --------------------------------------------------------------
     Broker                                Treaty          % of Total      Facultative       %  of Total
-----------------------------             ---------        ----------      -----------       -----------
Blanch                                    $154,085           15.9%                --           --
John P. Woods                              118,480           12.2                 --           --
Guy Carpenter                              114,996           11.8%            $3,352           4.5%
Sedgwick Re                                 83,259           8.6%             11,270           15.1%
Bails                                       73,271           7.5%                 58           0.1%
Alexander Re                                62,159           6.4%              3,584           4.8%
Intere                                      44,523           4.6%                 59           0.1%
Aon                                         43,859           4.5%              6,614           8.9%
Wilcox                                      35,977           3.7%                  3           0.0%
Towers Perrin                               31,869           3.3%                 --           --
Marsh & McLennan                                --           --               11,077           14.9%
RFC Intermediaries Inc.                         --           --                6,581           8.8%
Willis Corroon Corporation                      --           --                5,132           6.9%
Alexander Howden                                --           --                3,603           4.8%
Willis Faber                                18,516           1.9%              3,289           4.4%
Alexander & Alexander                           --           --                2,703           3.6%

 Dillon, Read & Co. Inc.               B - 3               SCOR U.S. Corporation

Confidential

                                                    CEDING COMPANY BUSINESS

        - SCOR U.S. has a number of large ceding company relationships which account for a relatively large percentage of its business


            1992                                 1993                               1994                   1995 Through July 1
 ------------------------------        --------------------------        ---------------------------    ---------------------------
 N            $25,120     19.3%        N        $27,000     16.5%        A         $26,896     16.4%    A         $31,014     25.8%
 A             15,238     11.7%        A         17,285     10.5%        K          18,001     11.0%    B          15,375     12.8%
 Q             14,079     10.8%        K         17,241     10.5%        C          18,000     11.0%    C          10,000      8.3%
 B              9,550      7.3%        O         16,425     10.0%        B          17,375     10.6%    D           8,893      7.4%
 R              6,191      4.8%        M         10,000      6.1%        L          10,341      6.3%    E           8,145      6.8%
 O              5,734      4.4%        B          8,526      5.2%        D           9,329      5.7%    F           5,308      4.4%
 F              5,703      4.4%        D          8,078      4.9%        E           8,495      5.2%    G           4,669      3.9%
 G              5,391      4.1%        E          7,641      4.7%        M           5,327      3.3%    H           4,275      3.6%
 K              5,098      3.9%        P          5,390      3.3%        F           5,209      3.2%    I           3,900      3.3%
 S              5,000      3.8%        G          5,277      3.2%        H           5,200      3.2%    J           3,761      3.1%
 Other         32,874     25.3%        Other     41,256     25.1%        Other      39,515     24.1%    Other      24,642     20.5%
             --------    ------                --------    ------                 --------    ------             --------    ------
 Total       $129,978    100.0%        Total   $164,119    100.0%        Total    $163,689    100.0%    Total    $119,981    100.0%
             ========    ======                ========    ======                 ========    ======             ========    ======


Dillon, Read & Co. Inc.                   B - 4            SCOR U.S. Corporation

Confidential

                                 RECENT DEVELOPMENTS


  Date                                Event
-------          -------------------------------------------------------------

9/26/95 Offer by SCOR to acquire 20% of SCOR U.S. Corporation that it doesn't already own at $14/share

3/10/95 SCOR U.S. reduces regular quarterly dividend from $0.36 to $0.20 annually

3/09/95          SCOR S.A. postpones capital reorganization

1/30/95          SCOR U.S. management sale of stock to SCOR S.A.

8/94             SCOR S.A. CEO resigns

Dillon, Read & Co. Inc.                   B - 5            SCOR U.S. Corporation

Confidential


                                SCOR PRINCIPAL OPERATING UNITS

                                                                                          Audit
                                           SCOR U.S.                                    Committee
                                               |                                       of the Board
                                               |                                             |
                                               |                                             |
                                               |                                             |
     ------------------------------------------|----------------------------------------Reserving
     |                                         |                                        Committee
     |                                         |
     |                                         |
     |                                         |
     |                                         |
     |                SUPPORT                  |                              UNDERWRITING
     |     -----------------------------------------------------------------------------------------------------------
     |     |             |             |       |          |                  |                  |                     |
     |     |             |           Chief     |    Underwriting             |             Facultative/               |
     |  General     Chief Info     Financial   |      Services           Treaty             Alt. Risk               Bonds
     |  Counsel      Officer        Officer    |      SCOR Re           SCOR Re              SCOR Re               SCOR Re
     |                                         |
     |                                         |
     |  -Law       -Information    -Finance    |    -Actuarial   -Treaty Prop/Cas      -Facultative Prop/Cas   -Surety & Fidelity
     |  -Human       Services      -Accounting |    -Claims      -Treaty Catastrophe   -Alternative Risk
     |   Resources                 -Investments|    -Retro                             -Insurance
     |   & Administration                      |     Management
     |                             -Investor   |    -Underwriting
     |                              Relations  |     Stds
     |                                 --------|---------
Communications/                        |                |
     Risk                           Morgard,        SCOR Re
  Management                          Inc.        California Re





 Dillon, Read & Co. Inc.               B - 6               SCOR U.S. Corporation

Confidential

                                NET PREMIUMS EARNED

                                        (Dollars in 000s)

                              Year Ended December 31,      Nine Months Ended
                              -----------------------     -------------------
                                 1993        1994          1994         1995
TREATY
------

    Property Pro Rata               NA          NA        $47,366      $41,351
    Property per Risk               NA          NA          4,226        3,072
    Property Catastrophe            NA          NA          9,233        4,580
    Non-Standard Auto          $33,944     $40,107         27,005       32,694
    Casualty                        NA          NA         38,643       40,651
    Other                           NA          NA         17,995       21,559

FACULTATIVE
-----------

    Property                    29,240      32,878          8,935       10,740
    Casualty                    29,549      30,300         16,139       20,764
    Other                           NA          NA            920        1,562

OTHER                               NA          NA          2,747        5,364
-----

    TOTAL                     $236,051    $228,244       $173,209     $182,337
    -----
 Dillon, Read & Co. Inc.                B - 7              SCOR U.S. Corporation

Confidential

                                      NET LOSS RATIO


                                              (Dollars in 000s)

                               Year Ended December 31,   Nine Months Ended
                               -----------------------   ------------------
                                  1993        1994         1994      1995
                               ----------  -----------   --------- --------
TREATY
------

    Property Pro Rata               NA        NA         125.4%       77.4%
    Property per Risk               NA        NA          54.2        31.4
    Property Catastrophe            NA        NA          70.7        14.8
    Non-Standard Auto               64.4%     83.9%       78.1        72.1
    Casualty                        NA        NA          89.9        62.0
    Other                           NA        NA          63.5        61.9

FACULTATIVE
-----------

    Property                        38.8%     65.0%       44.5%       53.0%
    Casualty                        70.9      70.0        50.4        48.4
    Other                           NA        NA         177.8       126.4

OTHER                               NA        NA         120.5%      157.9%
-----

    TOTAL                           66.2%     83.8%       88.1%       66.9%
    -----
Dillon, Read & Co. Inc.               B - 8                SCOR U.S. Corporation

Confidential

                               NET COMBINED RATIO


                                  (Dollars in 000s)

                               Year Ended December 31,  Nine Months Ended
                               ----------------------- ---------------------
                                  1993       1994        1994        1995
                               ---------  ---------    --------   ----------
TREATY
------

    Property Pro Rata              NA         NA          164.5%     120.6%
    Property per Risk              NA         NA           35.7       93.5
    Property Catastrophe           NA         NA           84.3       94.1
    Non-Standard Auto              97.7%      120.4%      118.4      107.1
    Casualty                       NA         NA          127.9       90.4
    Other                          NA         NA           99.8      103.4

FACULTATIVE
-----------

    Property                       66.4%      94.0%        89.4%      98.8%
    Casualty                       97.7       98.8         84.5       79.9
    Other                          NA         NA          191.6      149.9

OTHER                              NA         NA          166.3%     194.0%
-----

    TOTAL                          105.1%    123.0%       123.3%     103.9%
    -----

Dillon, Read & Co. Inc.                 B - 9              SCOR U.S. Corporation

Confidential

                               PROPERTY PRO RATA


    -   The Company totally readjusted its strategy with regard to this market

            - Historically, Property pro rata been responsible for largest share of CAT losses

            -   Competitors are not writing new proportional business


            - SCOR reduced its exposure over 50% and will continue to reallocate volume

            -   Reduce CAT exposures dramatically and capped most treaties


                                            (Dollars in 000s)

                          Year Ended             Nine Months
                         December 31,               Ended                          Projected
                        --------------      -----------------------    ----------------------------------
                         1993     1994          1994        1995         1995         1996       1997
                         -----    -----     -----------  ----------    ---------    ---------  ----------

Premiums Earned           NA       NA          $47,366     $41,351      $78,199      $52,430    $41,369

Expense Ratio             NA       NA           125.4%       77.4%        57.0%        64.0%      63.1%

Combined Ratio            NA       NA           164.5       120.6         92.5         100.2      99.9

 Dillon, Read & Co. Inc.                  B - 10           SCOR U.S. Corporation



Confidential


                             PROPERTY PER RISK


        - Highly competitive market due to excess capacity in broker and direct market and Bermuda and London.

                - Ceding companies having trouble in the pro rata market have increased reinsurance opportunities in excess market

                -   SCOR has small and profitable niche here

                -   Difficult to expand due to expanding direct writers


                                               (Dollars in 000s)

                         Year Ended                 Nine Months
                        December 31,                   Ended                          Projected
                       --------------           -------------------      ----------------------------------
                       1993      1994            1994         1995         1995         1996         1997

Premiums Earned          NA      NA              $4,226       $3,072       $7,510       $11,671     $15,916

Expense Ratio            NA      NA                54.2%        31.4%        82.2%        85.6%       85.3%

Combined Ratio           NA      NA                35.7         93.5        124.1        123.1        97.0


Dillon, Read & Co. Inc.                B - 11             SCOR U.S. Corporation

Confidential

                              PROPERTY CATASTROPHE


        - Lower rates on line renewals will be evident this renewal season due to increased capital and competition

                -   Bermuda continues to increase its involvement on programs

                -   Bermuda capital appears likely to remain in place


                - Business is still adequately priced and SCOR appears able to manage its CAT exposure


                                                   (Dollars in 000s)

                            Year Ended      Nine Months
                           December 31,        Ended                Projected

                           1993    1994       1994          1995         1995         1996         1997

Premiums Earned             NA      NA        $9,233       $4,580        $7,987       $7,987       $7,987
Expense Ratio               NA      NA          70.7%        14.8%         59.8%        59.9%        59.9%
Combined Ratio              NA      NA          84.3         94.1          92.6         90.1         88.1




 Dillon, Read & Co. Inc.                B - 12             SCOR U.S. Corporation


Confidential

                                  NON STANDARD AUTO

- Increased primary and reinsurer competition have resulted in pricing pressure recently

        - SCOR has developed this line well but profitability has attracted competition

        - Construction Re has lion's share of market while Hartford and Gerling Global have become active


                                        (Dollars in 000s)
                           Year Ended               Nine Months
                          December 31,                Ended                        Projected
                      --------------------      -------------------     -----------------------------------
                        1993        1994         1994         1995         1995         1996         1997

    Premiums Earned   $33,944      $40,107      $27,005     $32,694      $64,984      $84,098      $105,984
    Expense Ratio        64.4%       83.9%         78.1%       72.1%        66.3%        65.7%        65.2%
    Combined Ratio       97.7       120.4         118.4       107.1        101.3        100.3         99.2

 Dillon, Read & Co. Inc.                 B - 13            SCOR U.S. Corporation

Confidential

                                  CASUALTY ALL OTHER


- SCOR's desire to balance its casualty and property books requires greater participation in this line of business

        -   Casualty is currently underpriced and highly competitive

        - Competitive conditions will limit growth opportunities in commercial and private auto and excess liability covers

        - More MGA proposals and programs being written and SCOR is expected to participate


                                         (Dollars in 000s)
                           Year Ended           Nine Months
                          December 31,            Ended                         Projected
                         -------------       --------------------     ---------------------------------
                         1993     1994        1994          1995         1995         1996        1997
                         -----   -----       -------     --------     --------      -------     -------
Premiums Earned            NA      NA        $38,643      $40,651      $46,006      $51,035      $55,379
Expense Ratio              NA      NA          89.9%        62.0%        81.6%        71.2%        68.0%
Combined Ratio             NA      NA         127.9         90.4         112.1        100.3        95.3

Dillon, Read & Co. Inc.                   B - 14           SCOR U.S. Corporation

Confidential

                            PROPERTY FACULTATIVE

- Considered SCOR's core business; the Company has an excellent record focusing on energy, petrochemicals and chemicals

        -   Excellent historical loss ratio

        - Recent downward pressure on rates due to increased retentions and more capacity

        -   General property market may be reaching bottom


        -   SCOR plans a steady expansion of the facultative franchise


                                                       (Dollars in 000s)

                                      Year Ended                  Nine Months
                                     December 31,                    Ended                        Projected
                                 ---------------------        --------------------     --------------------------------
                                   1993         1994            1994         1995        1995       1996         1997
                                 --------     --------        --------     -------     --------   --------     --------

   Premiums Earned               $29,240      $32,878          $8,935      $10,740     $17,818      $21,911      $25,502
   Expense Ratio                    38.8%        65.0%           44.5%        53.0%       56.5%        55.5%        55.4%
   Combined Ratio                   66.4         94.0            89.4         98.8       107.2        101.5         97.9

Dillon, Read & Co. Inc.                 B - 15             SCOR U.S. Corporation

Confidential

                             CASUALTY FACULTATIVE


-   Extremely heavy competition has limited growth

        -   Pricing improvement not evident in this line of business

        - Company will concentrate on smaller lines of buffer layer business in the automobile or general liability lines

        - Intent to focus on developing niches of expertise; will achieve better spread of risk and less volatility



                                                       (Dollars in 000s)

                                      Year Ended                  Nine Months
                                     December 31,                    Ended                        Projected
                                 ---------------------        --------------------     --------------------------------
                                   1993         1994            1994         1995        1995       1996         1997
                                 --------     --------        --------     -------     --------   --------     --------

    Premiums Earned             $29,549      $30,300         $16,139      $20,764      $25,969     $29,739      $35,819
    Expense Ratio                  70.9%        70.0%           50.4%        48.4%        87.0%       83.6%        85.0%
    Combined Ratio                 97.7         98.8            84.5         79.9        123.7       115.9        114.3

Dillon, Read & Co. Inc.                 B - 16             SCOR U.S. Corporation

Confidential

                            EXPENSE RATIO (GAAP)(a)

                YEAR            EXPENSE RATIO  WRITTEN PREMIUMS PER EMPLOYEE
                ----            -------------  -----------------------------

                1990	           40.5%                 $1.3 MM
                1991	           38.9	                  1.3
                1992	           43.8	                  1.7
                1993	           38.9	                  1.8
                1994	           38.6	                  1.9
                1995E	           36.7	                  2.0

                ---------
                a) U/W year; includes commission ratio

 Dillon, Read & Co. Inc.              B - 17               SCOR U.S. Corporation

Confidential

                               INCOME STATEMENT


                                                                  Year Ended December 31,                    LTM Ended
                                                       ---------------------------------------------          Sept 30,
 (Dollars in 000s, except per share data)                 1992              1993              1994              1995
                                                       ---------          --------          --------         ---------
 Revenues:
     Net Premiums Earned                                $192,050          $236,051          $228,244          $237,374
     Net Investment Income                                42,880            42,044            40,990            42,378
     Net Realized Investment Gains/(Losses)               15,048            12,930               984               638
                                                       ---------          --------          --------         ---------
         Net Revenues                                    249,978           291,025           270,218           280,390

 Losses and Expenses:
     Losses and Expenses, net                            160,545           156,292           191,270           160,664
     Commissions, net                                     55,960            61,324            59,434            60,311
     Other Operating Expenses                             23,918            26,420            26,009            27,206
     Other                                                 4,346             4,073             4,039             2,014
                                                       ---------          --------          --------         ---------
     Interest Expense                                      4,579             8,005             8,920             8,844

     Pretax Income                                           630            34,911          (19,454)            21,351
     Income Taxes (Benefit)                              (3,771)             6,983          (11,262)             4,674
                                                       ---------          --------          --------         ---------
     Net Income from Continuing Operations                $4,401           $27,928          ($8,192)           $16,677
                                                       =========          ========          ========         =========
         Extraordinary Items                                  --                --               351               903
         Cumulative Effect of Accounting Change            2,848           (2,600)                --                --
                                                       ---------          --------          --------         ---------
     Net Income                                           $7,249           $25,328          ($7,841)           $17,580
                                                       =========          ========          ========         =========
     Average Shares Outstanding (000s)                    18,256            18,395            18,166            18,248
     Fully Diluted E.P.S. from Continuing Operations       $0.25             $1.45           ($0.45)             $0.91
     Fully Diluted E.P.S.                                   0.40              1.33            (0.43)              0.96

 GAAP Operating Ratios:
         Loss Ratio                                        83.6%             66.2%             83.8%             67.7%
         Commissions Ratio                                 29.1%             26.0%             26.0%             25.4%
         Expense Ratio                                     14.7%             12.9%             13.2%             12.3%
                                                       ---------          --------          --------         ---------
            Combined Ratio                                127.5%            105.1%            123.0%            105.4%
         Return on Average Equity                           1.7%             10.0%             -3.1%

Dillon, Read & Co. Inc.                B - 18              SCOR U.S. Corporation

Confidential
                                     NET ASSETS

 (Dollars in 000s)
                                                                     As of December 31,          As of
                                                                ------------------------        Sept 30,
 ASSETS                                                           1993           1994             1995
                                                                --------      ----------        --------
     Investments:
         Fixed Maturities:
             Available for Sale at Fair Value                   $581,104        $563,656        $563,515
             Held to Maturity at Amortized Cost                   24,876          22,871          22,155
         Equity Securities at Fair Value                          18,951           1,738             204
         Short-term Investments at Cost                           90,642          83,303         122,794
         Other Long Term Investments                               1,081           1,225           1,374
                                                              ----------      ----------      ----------
             Total Investments                                   716,654         672,793         710,042

         Cash                                                     17,096           4,763          13,318
         Reinsurance Recoverable on Unpaid Losses                221,843         222,672         226,544
         Reinsurance Recoverable on Paid Losses                   36,827          23,755          19,939
         Premiums Receivable                                      80,319          72,019          80,996
         Investment in Affiliates                                 10,789          11,532          12,360
         Other Assets                                            110,583         136,181         117,973
                                                              ----------      ----------      ----------
             Total Assets                                     $1,194,111      $1,143,715      $1,181,172
                                                              ==========      ==========      ==========
 LIABILITIES OTHER THAN DEBT
         Reserves for Losses and Loss Expenses                  $562,209        $604,787        $618,738
         Unearned Premiums                                       114,376         110,082          99,955
         Funds Held Under Reinsurance Treaties                    39,602          20,758          18,571
         Reinsurance Balances Payable                             60,233          43,685          27,000
         Other Liabilities                                        10,031          11,348          17,933
                                                              ----------      ----------      ----------
             Total Liabilities Other than Debt                   786,451         790,660         782,197
                                                              ----------      ----------      ----------
             TOTAL NET ASSETS                                   $407,660        $353,055        $398,975
                                                              ==========      ==========      ==========

Dillon, Read & Co. Inc.                  B - 19            SCOR U.S. Corporation

Confidential

                                  CAPITALIZATION


 (Dollars in 000s)                                                                    As of December 31,      As of
                                                                                   -----------------------   Sept 30,
 CAPITALIZATION                                                                     1993          1994         1995
                                                                                   -------       -------     -------
     Debt:
         Convertible Subordinated Debentures                                       $86,250       $82,350     $75,950
         Notes Payable                                                              20,000        20,000      25,000
         Commercial Paper                                                           10,721        11,310      20,639
                                                                                   -------       -------     -------
             Total Debt                                                            116,971       113,660     121,589
     Stockholders' Equity
         Common Stock                                                                5,490         5,507       5,507
         Additional Paid in Capital                                                112,670       114,556     114,669
         Unrealized Appreciation/(Depreciation) of Investments,
           Net of Deferred Tax Effect                                               16,634      (21,640)       4,752
         Foreign Currency Translation Adjustments                                       12         (414)       (252)
         Retained Earnings                                                         157,532       143,153     154,482
         Treasury Stock                                                            (1,649)       (1,767)     (1,774)
                                                                                   -------       -------     -------
             Total Stockholders' Equity                                            290,689       239,395     277,386
                                                                                   -------       -------     -------
                 TOTAL CAPITALIZATION                                             $407,660      $353,055    $398,975
                                                                                  --------      --------    --------

         Total Debt to Capitalization                                                 28.7%         32.2%       30.5%
         Net Debt to Capitalization                                                   24.5          30.8        27.1

Dillon, Read & Co. Inc.                  B - 20           SCOR U.S. Corporation

Confidential
                                                LOSS RESERVES

           - THE COMPANY HAS TAKEN A CONSERVATIVE APPROACH TOWARD ESTABLISHING PROVISIONS FOR LOSS RESERVES. THE MAJORITY OF SCOR'S BUSINESS
              IS GENERALLY "SHORTER TAIL" PROPERTY, AND THEREFORE, IT IS GENERALLY EASIER TO DETERMINE LOSS AMOUNTS ON A TIMELY BASIS

                                                                        ($ in millions)
                                                                     Year ended December 31,

________________________________________________________________________________________________________________________________
                               1984      1985      1986     1987     1988     1989     1990    1991     1992     1993     1994
________________________________________________________________________________________________________________________________
Initial Reserves For
 Losses and loss expenses       $87      $104      $138     $192     $241     $289     $319    $324     $341     $340     $382

Re-estimated as of:
 One Year Later                 $89      $116      $139     $192     $239     $301     $326    $319     $337     $338
 Two Years Later                 98       115       132      183      234      297      318     302      335
 Three Years Later              101       115       123      185      225      292      300     302
 Four Years Later               106       120       133      180      223      274      298
 Five Years Later               108       137       134      178      213      275
 Six Years Later                123       137       131      171      212
 Seven Years Later              119       135       127      173
 Eight Years Later              118       131       129
 Nine Years Later               118       133
 Ten Years Later                117


Cumlative amount of liability
paid through:
 One Year Later                 $33       $33       $30      $42      $59      $62      $85     $92     $121      $94
 Two Years Later                 48        53        48       73       89      113      139     145      161
 Three Years Later               62        66        65       93      115      149      176     159
 Four Years Later                71        80        79      106      139      174      180
 Five Years Later                81        92        88      123      151      173
 Six Years Later                 87       100        98      131      143
 Seven Years Later               93       107       104      118
 Eight Years Later               97       111        91
 Nine Years Later               100       101
 Ten Years Later                 92


Cumulative                    ($30)     ($29)         $9      $19      $29      $14      $21     $22       $6       $2
 Redemption (Deficiency)       -35%      -28%         6%      10%      12%       5%       7%      7%       2%       1%
 Percentage

_________________________________________________________________________________________________________________________________



Dillon, Read & Co. Inc.                  B - 21            SCOR U.S. Corporation

Confidential

- As of 12/31/94, SCOR U.S. studied its IBNR (only facultative casualty and treaty) using alternative methods of analysis (Alternative Method Study)

        - SCOR typically utilizes Incurred Loss Development method to estimate reserves

        -   The Alternative Method Study utilized the Bornheutter-Ferguson
            Method

                                   Gross IBNR
                                   ----------
                                    12/31/94
                               (Dollars in Millions)

                                         Alt. Method
            IBNR Type                     Estimated            Actual            Difference
------------------------------------     -----------         ---------           ----------
Property Pro-Rata excl. Catastrophes        $11.8               $14.5                $2.7
Property per Risk Excl. Catastrophes          0.9                 2.4                 1.4
Property Catastrophe                         11.1                11.1                 0.0
Non-Standard Auto                            12.7                12.1                (0.7)
Standard Auto                                22.1                18.8                (3.3)
General Liability                            63.7                52.3               (11.3)
Professional Liability                       10.7                 9.3                (1.4)
Workers' Compensation                         9.1                10.1                 1.0
Bonds; Fidelity & Surety                      3.2                 4.0                 0.8
Marine                                        2.7                 0.0                (2.7)
Inherent Defect Insurance                     0.5                 0.0                (0.5)
Agricultural                                  0.1                 0.0                (0.1)
Facultative Casualty                         85.7                80.7                (5.0)
                                           ------              ------              -------
        Total                              $243.3              $215.2              ($19.1)
                                           ======              ======              =======

Dillon, Read & Co. Inc.                   B - 22           SCOR U.S. Corporation

Confidential

- KPMG Peat Marwick has periodically reviewed the Loss and Loss Adjustment Expense Reserve


-   The  last review  was December 31,  1993 (no  rating agency  need in  1994)
    and  resulted in  the following analysis:


                            ($ in millions)

                                              Low       Selected       High
                                            --------   ----------    --------

Case Reserves                                $170.4      $170.4       $170.4

IBNR                                          137.6       154.6        173.6
                                              -----       -----        -----

        Total                                 308.0       325.0        344.0

Covered Reserves                                          340.4

Differential                                  $32.4       $15.4        $(3.6)
                                              =====       =====        ======

Dillon, Read & Co. Inc.                  B - 23            SCOR U.S. Corporation

Confidential

                               RETROCESSION

                                 ($ in millions)


- SCOR U.S.'s retrocession program appears adequate in relation to its surplus capacity, gross line capacity and changing market conditions


        -   Record of recovery is excellent

        -   Pricing is independent of SCOR S.A.

                              Treaty                         Facultative                     Catastrophe
                     ---------------------------      ---------------------------       ---------------------
Property             $3 SCOR S.A.                     $13.0 SCOR S.A. (Prop.)               -
                        (Proportional)                  4.0 X/S 3.0 Non-Affiliate
                                                        2.0  X/S 4.0 SCOR S.A.

Casualty             -                                 $2.5 X/S 2.5 SCOR S.A.               -
                                                        1.5 X/S 1.0 SCOR S.A.
                                                        (experience rated)

Prop. CAT            $6 SCOR S.A.                        -                              $6X/S $20 Pre (Lead)
                        (Proportional)                                                   6X/S  26 Lloyds
                                                                                         6X/S  32 Lasalle
                                                                                        10X/S  38 Non-Affiliate
                                                                                        12X/S  48 PXRE
                                                                                         8X/S  60 Zurich (Sale)

 Dillon, Read & Co. Inc.                B - 24             SCOR U.S. Corporation

Confidential

                                 EXPOSURE MANAGEMENT

- SCOR U.S. monitors its total exposure to various catastrophic events quarterly

        - Company has continued to reduce its estimated exposures primarily through a reduction in its property pro-rata book

        -   Company diversifying its aggregate exposures


- Estimated exposures are in line with SCOR U.S.'s surplus capacity (net of CAT)

                                   ($ in Millions)

                               Wind (25 Year Event)      Earthquake ($80b Event)
                               --------------------      -----------------------
        1/1/94                       $28.6 MM                   $118.0 MM
        7/1/95                        21.8 MM                    112.5 MM





 Dillon, Read & Co. Inc.                B - 25            SCOR U.S. Corporation

Confidential

                     INVESTMENT PORTFOLIO

                     (Dollars in 000s)
                                                         As of 9/30/95
                                               ------------------------------
                                                 Amount            % Total
                                               -----------       ------------

Taxable Bonds                                    $341,997            48%
Tax-Exempt Bonds                                  210,184             30
                                               -----------       ------------
        Total Bonds                              $552,181            78%
Preferred Stock                                    33,521              5
Common Stock                                          170              0
Short-Term Investments                            122,794             17
Other                                               1,374              0
                                               -----------       ------------
        Total Investments                        $710,040           100%
                                               ===========       ============
Average Maturity                                    4.81
Average Rating                                      Aaa
Yield:
------
        Bond Portfolio                              6.2%
        Equity Portfolio                            5.3


Dillon, Read & Co. Inc.                      B - 26       SCOR U.S. Corporation

Confidential

-   As of December 1994, the ratings of SCOR's bond portfolio were as follows:


                                 (Dollars in 000s)

                                                   Carrying           % Total
 Bond Portfolio                                      Value           Portfolio
 ------------------------------------------       ----------        ----------
     U.S. Treasuries and Agencies                   $158,571           28.6%
     Foreign Government and Agencies                  14,636            2.6%
     Aaa                                             202,626           36.5%
     Aa                                               89,607           16.2%
     A                                                86,346           15.6%
     Baa                                               2,787            0.5%
                                                  ----------        --------
         Total                                      $554,573            100%



Dillon, Read & Co. Inc.                   B - 27           SCOR U.S. Corporation

Confidential

                           PRINCIPAL SHAREHOLDERS (a)

                                               Shares Held
Institution                                     as of 6/95     % of Outstanding
---------------------------------------        -----------     ----------------
Tweedy Browne                                      949,533            5.2%
Dimensional Fund                                   611,700            3.4
Prudential                                         213,900            1.2
Wilshire Associates                                204,100            1.1
Wells Fargo                                        184,429            1.0
Sanford Bernstein                                  106,600            0.5
J.P. Morgan                                         56,000            0.3
Brandywine Asset Management                         53,900            0.3
Mellon Bank                                         53,621            0.3
California State                                    51,463            0.3
                                                                     ----
                                                                     13.7%
                                                                     =====
-------------
(a) Source:  Technimetrics, Inc.

Dillon, Read & Co. Inc.                 B - 28             SCOR U.S. Corporation

                         SCOR U.S. VALUATION INDICATORS

Confidential

                               VALUATION APPROACH

         Valuation Approach                                   Proxy

-   Comparable Trading Analysis         -   Trading multiples of comparable reinsurance
                                            companies

                                        -   Correlation of price-to-book trading multiples
                                            to ROE for reinsurance comparables

-   Comparable Merger Analysis          -   Multiples and premiums paid for acquisitions
                                            in the reinsurance industry

-   Economic Book Value Analysis        -   Adjustments to reported book value

-   Discounted Cash Flow Analysis       -   Based on 1995 - 2000 projections of cash flows

-   Premium Analysis                    -   Premiums paid in comparable minority "close out"
                                            transactions

Dillon, Read & Co. Inc.                   C - 1            SCOR U.S. Corporation


Confidential

                      SCOR U.S. ONE YEAR PRICE AND VOLUME HISTORY


                              DAILY STOCK PRICE

     JAN       FEB       MAR       APR      MAY       JUN       JUL       AUG       SEP       OCT       NOV       DEC

     $ 8.50    $ 8.00    $ 8.00    $ 7.50   $ 8.00    $ 9.00    $ 9.00    $ 9.00    $11.00    $11.50    $11.50    $15.50


                                       DAILY VOLUME

                             1/2/95                        0

                             1/18/95                   18,000

                             2/3/95                     5,000

                             2/21/95                    2,500

                             3/9/95                     2,000

                             3/27/95                    2,000

                             4/12/95                    1,500

                             4/28/95                    1,500

                             5/16/95                    1,500

                             6/1/95                     1,500

                             6/19/95                    1,500

                             7/5/95                     1,500

                             7/21/95                    1,500

                             8/8/95                     1,500

                             8/24/95                    1,500

                             9/11/95                    1,500

                             9/27/95                  180,000

                             10/13/95                   1,500

                             11/1/95                    1,500


 Dillon, Read & Co. Inc.              C - 2                SCOR U.S. Corporation

Confidential


          TRADING VOLUME SINCE ANNOUNCEMENT OF TRANSACTION

                                                  Rolling Average since
     Date                     SUR Volume              Announcement
  ----------                  ----------          ---------------------
    11/1                         2,900                   16,646
    10/31                       13,700                   17,156
    10/31                       13,700                   17,288
    10/30                        5,400                   17,432
    10/27                          800                   17,933
    10/26                        5,100                   18,678
    10/25                        2,600                   19,295
    10/24                        6,700                   20,090
    10/23                          600                   20,760
    10/20                            0                   21,821
    10/19                       11,600                   24,388
    10/18                        4,000                   25,188
    10/17                       11,200                   26,600
    10/13                        1,000                   27,700
    10/12                        1,500                   29,754
    10/11                        4,000                   32,108
    10/10                       14,000                   34,664
    10/9                         5,000                   36,730
    10/6                         4,900                   40,256
    10/5                         1,500                   44,675
    10/4                         2,600                   50,843
    10/3                         3,000                   58,883
    10/2                        13,900                   70,060
    9/29                        44,900                   84,100
    9/28                        34,300                   97,167
    9/27                        73,000                  128,600
    9/26                       184,200                  184,200
                             -----------
    Total                      466,100


 Dillon, Read & Co. Inc.            C - 3                  SCOR U.S. Corporation

Confidential



                    STOCK PRICE PERFORMANCE OF COMPARABLE COMPANIES




Pricing Date

              American Re Corp	General Re Corp	          NAC Re Corp	 S&P 500
              S&P Financial	Transatlantic Hldgs Inc	  SCOR	         PXRE

8/31/90		100%	100%	100%	100%	100%	100%		100%	100%
9/28/90		100%	93%	95%	87%	96%	92%		99%	69%
10/31/90	102%	102%	94%	79%	95%	108%		97%	72%
11/30/90	121%	114%	100%	93%	123%	115%		130%	82%
12/31/90	126%	117%	102%	98%	124%	127%		139%	86%
1/31/91		122%	123%	107%	105%	127%	129%		138%	94%
2/28/91		131%	131%	114%	116%	141%	144%		154%	103%
3/29/91		134%	134%	116%	123%	163%	147%		162%	97%
4/30/91		122%	143%	116%	124%	167%	160%		161%	104%
5/31/91		128%	141%	121%	130%	169%	144%		159%	106%
6/28/91		129%	130%	115%	121%	155%	155%		141%	104%
7/31/91		128%	142%	120%	128%	157%	152%		151%	94%
8/30/91		120%	133%	123%	133%	157%	146%		154%	106%
9/30/91		119%	122%	120%	132%	151%	145%		177%	106%
10/31/91	128%	135%	122%	133%	155%	136%		175%	100%
11/29/91	121%	129%	116%	124%	155%	145%		173%	100%
12/31/91	138%	167%	129%	142%	177%	156%		173%	117%
1/31/92		123%	157%	127%	140%	176%	161%	100%	196%	119%
2/28/92		128%	159%	128%	145%	169%	162%	100%	204%	104%
3/31/92		126%	150%	125%	142%	163%	158%	82%	200%	119%
4/30/92		110%	138%	129%	143%	149%	151%	80%	182%	106%
5/29/92		110%	138%	129%	146%	151%	145%	81%	185%	124%
6/30/92		115%	137%	127%	149%	149%	152%	80%	190%	128%
7/31/92		118%	153%	132%	153%	167%	160%	84%	185%	133%
8/31/92		123%	157%	128%	145%	163%	160%	87%	168%	111%
9/30/92		140%	178%	130%	150%	205%	190%	104%	182%	139%
10/30/92	150%	210%	130%	154%	234%	221%	125%	214%	142%
11/30/92	150%	208%	134%	164%	234%	214%	122%	203%	147%
12/31/92	156%	215%	135%	170%	255%	223%	127%	197%	175%
1/29/93	 100%	162%	228%	136%	176%	249%	245%	156%	210%	221%
2/26/93	 100%	158%	218%	138%	179%	241%	247%	152%	225%	286%
3/31/93	 105%	158%	223%	140%	186%	245%	258%	145%	223%	275%
4/30/93	 104%	156%	210%	137%	180%	226%	256%	170%	213%	339%
5/31/93	  94%	154%	193%	140%	179%	226%	232%	153%	199%	325%
6/30/93	  93%	154%	189%	140%	188%	251%	232%	141%	189%	339%
7/30/93	  99%	164%	179%	139%	192%	247%	242%	147%	187%	325%
8/31/93	  98%	178%	189%	144%	196%	272%	238%	159%	177%	386%
9/30/93	  95%	166%	191%	142%	200%	259%	260%	142%	189%	386%
10/29/93  78%	156%	163%	145%	188%	240%	230%	144%	172%	381%
11/30/93  73%	149%	150%	143%	181%	234%	220%	137%	159%	333%
12/31/93  77%	145%	158%	145%	185%	238%	214%	133%	146%	303%
1/31/94	  80%	154%	167%	149%	194%	242%	201%	125%	132%	286%
2/28/94	  70%	143%	158%	145%	183%	213%	182%	123%	127%	278%
3/31/94	  72%	145%	138%	138%	175%	210%	188%	120%	117%	231%
4/29/94	  76%	151%	143%	140%	181%	210%	199%	118%	138%	261%
5/31/94	  92%	162%	155%	142%	190%	248%	229%	126%	127%	292%
6/30/94	  85%	147%	157%	138%	184%	238%	218%	111%	124%	292%
7/29/94	  76%	156%	149%	142%	188%	254%	214%	113%	132%	292%
8/31/94	  79%	151%	141%	147%	194%	245%	216%	109%	131%	294%
9/30/94	  82%	143%	135%	143%	180%	229%	203%	109%	127%	322%
10/31/94  79%	151%	137%	146%	182%	231%	200%	105%	125%	274%
11/30/94  70%	159%	134%	141%	171%	237%	204%	102%	100%	289%
12/30/94  87%	167%	178%	142%	173%	254%	232%	113%	94%	314%
1/31/95	  83%	175%	175%	146%	183%	250%	237%	119%	96%	272%
2/28/95	  92%	176%	177%	151%	193%	261%	241%	131%	94%	261%
3/31/95	  95%	178%	161%	155%	193%	278%	229%	126%	89%	268%
4/28/95	 103%	172%	175%	160%	200%	289%	244%	130%	90%	269%
5/31/95	 101%	183%	156%	165%	214%	289%	238%	132%	101%	240%
6/30/95	 101%	181%	165%	169%	215%	296%	233%	144%	101%	261%
7/31/95	 102%	179%	195%	174%	221%	300%	255%	146%	114%	288%
8/31/95	 108%	201%	194%	174%	247%	318%	290%	134%	124%	279%
9/30/95	 104%	204%	193%	181%	233%	306%	259%	153%	175%	303%
10/31/95 103%	196%	187%	180%	240%	306%	254%    160%    173%	283%

Dillon, Read & Co. Inc.               C - 4                SCOR U.S. Corporation

Confidential

                  PRICE-TO-BOOK VALUE RATIOS FOR COMPARABLE COMPANIES(a)

Date	     American Re    General Re	  NAC Re  Transatlantic	   PXRE	     SCOR
12/31/89	NA	    2.67	    NA	      NA	   1.05	      1.22
3/31/90	        NA	    2.63	   1.85       NA	   0.86	      1.03
6/30/90	        NA	    2.51	   1.84	      1.59	   0.85	      0.83
9/30/90	        NA	    2.18	   1.38	      1.19	   0.48	      0.72
12/31/90	NA	     2.6	   1.7	      1.48	   0.58	      0.98
3/31/91	        NA	    2.48	   1.84	      1.86	   0.65	      1.1
6/30/91	        NA	    2.33	   1.72	      1.7	   0.68	      0.94
9/30/91	        NA	    2.07	   1.55	      1.59	   0.7	      1.13
12/31/91	NA	    2.26	   2.01	      1.78	   0.79	      1.07
3/31/92	        NA	    2.01	   1.62	      1.59	   0.79	      1.19
6/30/92	        NA	    1.82	   1.45	      1.41	   0.57	      1.11
9/30/92	        NA	    2.16	   1.94	      1.91	   0.66	      1.09
12/31/92	NA	    2.32	   2.33	      2.28	   0.87	      1.19
3/31/93	        2.64	    2.28	   2.31	      1.95	   1.3	      1.29
6/30/93	        2.23	    2.16	   1.9	      1.93	   1.54	      1.07
9/30/93	        2.14	    2.22	   1.87	      1.92	   1.74	      1.04
12/31/93	1.67	    1.88	   1.41	      1.55	   1.24	      0.81
3/31/94	        1.59	    1.86	   1.3	      1.43	   0.96	      0.74
6/30/94	        1.85	     1.9	   1.49	      1.61	   1.15	      0.81
9/30/94	         1.8	    1.79	   1.32	      1.51	   1.19	      0.83
12/31/94	1.92	    2.08	   1.84	      1.68	   1.13	      0.64
3/31/95	        1.89	    2.06	   1.45	      1.69	   0.94	      0.55
6/30/95	        1.84	    1.92	   1.12	      1.67	   1.07	      0.61
11/1/95	        1.89	     2.1	   1.56	      1.74	   1.14	      1.02

------------
(a) Source: Compustat Industrial.

Dillon, Read & Co. Inc.               C - 5                SCOR U.S. Corporation

Confidential

                                              ONE-YEAR FORWARD P/E RATIOS FOR COMPARABLE COMPANIES (a)
                                                                      (FY + 1 P/E)


                 12/31/89  3/31/90  6/30/90  9/30/90  12/31/90  3/31/91  6/30/91  9/30/91  12/31/91  3/31/92  6/30/92  9/30/92
                 --------  -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------
General Re          15x      12.5x    13.5x    12x       14x      14x      13x       14x      15x      13.5x    13.5x    15x

NAC Re              17       12.5     15       11        14       14       14        13       15       15       12.5     14.5

Transatlantic                                   8        12       13       13        13       14       12        9       11.5

SCOR                17        8        8        7         9        9        7.5       7.5      8       10        9        7.5

PXRE                13        7.5     25       35        30       20        8         9       19        9        9.5     12



              12/31/92  3/31/93  6/30/93  9/30/93  12/31/93  3/31/94  6/30/94  9/30/94  12/31/94  3/31/95  6/30/95  9/30/95  11/1/95
              --------  -------  -------  -------  --------  -------  -------  -------  --------  -------  -------  -------  -------
General Re       21x      17x      16x      19x       17x      14.5x    17x      15x       17x      15x      15x      16x      15.5x

NAC Re           16       18       17       20        18       13.5     15       14        14       14       14       13.5     15

Transatlantic    19       14       14       16        14.5     12       14       13.5      13       12.5     13       12.5     13

SCOR             36       12        9.5     11.5      12        8       21       16        13        9        9.5     17.5     16.5

PXRE             12       19       14.5     15        12.5      7.5      5.5      6.5       6        5        5        5        5


------------
(a) One year forward P/E ratios taken from IBES database (based on median EPS estimates).

Dillon, Read & Co. Inc.                   C - 6            SCOR U.S. Corporation

Confidential

                           COMPARABLE COMPANIES - OBSERVATIONS

- Public market valuations of U.S. reinsurers are analyzed on forward price/earnings multiples and on price/book value multiples

        - Reasonably good correlation between return on equity and price-to-book multiples

        - Book value multiples distorted due to possible under-reserving by the sector in general and FASB115



- Historically, significant movements in stock prices have been the result of several factors

        - Perceived change in industry fundamentals, i.e., an expected turn in P/C pricing

        -   Secular interest rate movements/expectations

        -   Earnings surprises


- Trading multiples suggest that the stronger reinsurers with certain characteristics have achieved premium valuation relative to their peers

        -   Direct reinsurers more profitable than broker reinsurers

        - Property reinsurers have more volatility in earnings and therefore lower relative P/E

        - Larger casualty companies with greater market share, and to some extent greater pricing power, more profitable than smaller companies

        - Non-proportional reinsurers have been more profitable than proportional reinsurers


Dillon, Read & Co. Inc.                     C - 7          SCOR U.S. Corporation

Confidential

                          CURRENT 1995E P/E MULTIPLES

        	Prudential	NAC Re	Transatlantic	Trenwick	PXRE	General	  American	National
1995E P/E(a)	  15.7x	         14.7x	   13.2x	  13.1x	        5.2x	 15.8x	   12.8x	 12.0x

                 Broker Average  14.2x(b)                                       Direct Average 13.5x

-------------
(a) E.P.S. estimates based on I/B/E/S, based on 11/1/95 Stock prices

(b) Excludes PXRE

Dillon, Read & Co. Inc.                   C - 8            SCOR U.S. Corporation

Confidential


                            CURRENT 1996E P/E MULTIPLES


	          NAC Re    Trenwick    Transatlantic    Prudential    PXRE    General    American     National
1995E P/E(a)	   12.6x     11.8x          11.3x	   11.3x       5.0x     14.1x      10.7x         10.7x

                  Broker Average  11.8x(b)                                     Direct Average 11.8x

--------------
(a) E.P.S. estimates based on I/B/E/S, based on 11/1/95 Stock prices

(b) Excludes PXRE


Dillon, Read & Co. Inc.                     C - 9          SCOR U.S. Corporation

Confidential

                        CURRENT BOOK VALUE TRADING MULTIPLES


	                   Transatlantic   NAC Re   Trenwick  Prudential    PXRE     General    American     National
Price-to-Book Multiple(a)	1.7x	    1.6x      1.5x       1.2x       1.1x      2.1x        1.9x	       1.6x


                           Broker Average   1.4x(b)                                  Direct Average  1.9x

--------------
(a) Based on 11/1/95 Stock price and latest book value


Dillon, Read & Co. Inc.                   C - 10           SCOR U.S. Corporation

Confidential

        COMPARISON OF CURRENT FINANCIAL STATISTICS

                                          ($ in millions)

                                                                      Broker Companies                        Direct  Companies
                                         -----------------------------------------------------------   ----------------------------
                            SCOR U.S.    NAC Re       PXRE    Prudential  Transatlantic   Trenwick   American    General   National
                            ---------    ------       ----    ----------  -------------   --------   --------    -------   --------

PARENT Capitalization
---------------------
Total Debt                   $121.3       $218.0       $69.7     $19.3        $0.0         $103.5      $450.0      $156.0   $100.0
Preferred                       0.0          0.0         0.0       0.0         0.0            0.0       225.0         0.0      0.0
Shareholders' Equity          272.7        405.8       192.4     877.4       894.1          218.8       953.1     5,708.0    346.0
                            -------      -------      ------    ------      ------         ------    --------    --------   ------
   Total Capitalization      $394.0       $623.8      $262.1    $896.7      $894.1         $322.3    $1,628.1    $5,864.0   $446.0
                            =======      =======      ======    ======      ======         ======    ========    ========   ======

Shareholders' Equity/
        Total                  69.2%        65.1%       73.4%      97.9%   100.0%          67.9%       72.4%     97.3%       77.6%
        Capitalization

Business
--------

% of 1994 Property Business    53%         20%         100%        51%      35%            25%         35%       25%         26%

INSURANCE Company
-----------------

Statutory Surplus @ 6/30/95  $243(a)      $436        $212(a)    $640     $591(a)        $244      $1,120    $4,228(a)     $386(a)

1994 Statutory Net Income      (1)          27          34          3       86             20         130       511          41
LTM Premiums/Surplus(b)         1.0x         1.1x        0.5x       1.4x     1.6x           0.7x        1.5x    1.1x          0.8x

LTM Premiums/Reserves           0.4          0.4         1.4        0.4      0.4            0.3         0.4     0.3           0.3

RATINGS
-------

Moody's Senior Debt Rating    A3           Baa2         Ba2        NA        NA          Baa3        Baa2       Aa1+        Baa1
S&P Senior Debt Rating        A+           A-           BB-        NA        NA        BBB(cvt.)   BBB+(sub)    AAA          A+
S&P Claims-Paying Rating      A+           AA-          A-          A        NR            A          AA        AAA          NA

--------------------------------

(a) As of December 31, 1994.
(b) As of most recent quarter.

Dillon, Read & Co. Inc.                    C - 11          SCOR U.S. Corporation

Confidential

                        COMPARISON OF CURRENT TRADING LEVELS

                                                                    Broker Companies
                                             ----------------------------------------------------------------
                                  SCOR U.S.     NAC Re       PXRE      Prudential   Transatlantic   Trenwick
                                             ----------    --------   ------------ --------------- ----------
Current Price (11/1/95)           $15.250     $36.000     $25.125     $20.375       $68.000        $49.500

Year High                          15.750      39.000      29.750      20.750        70.375         53.000

% of Year High                     96.8%       92.3%       84.5%       98.2%         96.6%          93.4%
Equity Value(MM)                 $277.0      $632.3      $219.2    $1,018.8      $1,560.1         $321.3

Adjusted LTM P/E(a)                20.1x       16.4x        5.5x       16.5x         13.1x          11.9x

     1995 E                        16.6        14.7         5.2        15.7          13.2           13.1
     1996 E                        15.7        12.6         5.0        11.3          11.3           11.8

Projected 5 year EPS Growth             NA    16.0%        15.0%        NA           15.0%          14.0%
Rate(b)
Market/Book Value                   1.0x       1.6x         1.1x        1.2x          1.7x           1.5x

Market/Adjusted Book Value(c)       0.8        1.1          1.0         0.9           1.4            1.2
Market/Statutory Surplus            1.1        1.5          1.0         1.6           2.6            1.3

Dividend Yield                      1.3%       0.4%         2.4%        0.6%          0.6%           2.3%

ROAE                                5.5%      12.1%        25.0%        2.9%         14.5%          13.2%
Adjusted ROAE   (a)                 5.3%      10.2%        25.3%        2.5%         14.5%          13.2%


                                          Direct Companies
                                   -------------------------------
                                    American    General   National
                                   ----------  --------- ---------
Current Price (11/1/95)          $38.375      $146.375   $33.625

Year High                         43.125       153.250    35.375

% of Year High                    89.0%         95.5%     95.1%
Equity Value(MM)              $1,805.5     $12,006.9    $567.1

Adjusted LTM P/E(a)               14.8x         16.3x     14.5x

     1995 E                       12.8          15.8      12.0
     1996 E                       10.7          14.1      10.7

Projected 5 year EPS Growth       15.0%         14.0%     13.0%
Rate(b)
Market/Book Value                  1.9x          2.1       1.6x

Market/Adjusted Book Value(c)      1.1           1.6       1.3
Market/Statutory Surplus           1.6           3.2       1.5

Dividend Yield                     1.0%          1.3%      0.5%

ROAE                              14.2%         15.1%      7.9%
Adjusted ROAE   (a)               14.0%         14.0%     12.2%

--------------------------------

(a) Adjusted earnings exclude the after-tax effect of net investment gains.
(b) Source: I/B/E/S.
(c) Adjusted book value includes unearned premiums reserve net of after-tax deferred acquisition cost.

Dillon, Read & Co. Inc.                 C - 12            SCOR U.S. Corporation

Confidential

                            PRICE-TO-BOOK VS. RETURN ON EQUITY



                	Pretax tax return	Multiple of Book Value
     NRC	             14.60%	                  1.6x
     ARN	             18.20%	                  2
     GRN	             18.50%	                  2.1
     TRH	             17.40%	                  1.8
     Trenwich	             12.90%	                  1.58
     SUR	              0.055	                  1




Dillon, Read & Co. Inc.                 C - 13             SCOR U.S. Corporation

Confidential

                             VALUATION BASED ON TRADING COMPARABLES

                          (Dollars in millions, except per share data)


                            SCOR US    Multiple Range     Per Share Value
        Reference           Figure     Low      High      Low      High
-------------------------   --------   ----     ----      ----     ----

1996E E.P.S.(a)              $1.19     11.0x    15.0x     $13.09    $17.85
Latest Book Value(b)         $15.03    1.0x      1.3x     $15.03    $19.55
Latest Surplus(b)            13.96     1.1       1.4       15.35     19.54

                                        Average           $14.49  - $18.98


--------------------------------

(a) Company projections.
(b) Fully diluted, as of September 30, 1995.

Dillon, Read & Co. Inc.                  C - 14            SCOR U.S. Corporation

Confidential

                              COMPARISON OF ACQUISITIONS
Approach:
--------


- Reviewed 32 mergers and acquisitions of property/casualty reinsurance companies in the U.S. and in Europe.



- Summarized financial ratios and statistics for 9 most comparable U.S. transactions and reviewed multiples of net income, multiples of book value and tangible book value.


Limitations:
-----------



- Declines in interest rates and other economic factors, including an upturn in the property/catastrophe cycle, fueled a strong market for insurance companies in 1992 and 1993 which didn't exist to the same extent in 1994 and 1995.


-   Previous   acquisitions  generally  occurred   in  different   stock
    market,  economic   environments  and property/casualty cycles.



Dillon, Read & Co. Inc.                      C - 15        SCOR U.S. Corporation

Confidential

                  PREMIUMS PAID IN SELECTED U.S. REINSURANCE TRANSACTIONS

                                                        ($ in millions)
                                                              Price Paid as a multiple of Acquiree
Announcement                                        Aggregate       Net         Book         Net       Market    ROAE of
    Date          Acquiree/Acquiror                   Value        Income       Value      Premiums    Value     Acquiree
----------- -----------------------------------     ---------     --------     -------    ----------   -------   ---------
08/07/95    Piedmont Management Company                $85.4        24.6x       1.1x        0.6x        1.3x       N.A.
            Inc./Chartwell Re Corporation


01/06/95    Re Capital/                                131.6        18.0        1.0         1.7         1.4        6.8%
            Zurich Centre Re

12/21/94    Constitution Re/                           400.0         N.A.       1.4         N.A.        N.A.       N.A.
            Exor America Inc.

07/29/93    Underwriters Reinsurance Co.               216.1(1)      N.A.       1.4         N.A.        N.A.      19.0
            (Sub. of Underwriters Re Holding)/
            Allegheny Corp.

03/22/93    Kemper Re/Lumbermens Mutual                610.2         N.M.       1.8         N.A.        N.A.       N.M.

06/09/92    American Re-Insurance Corp. (Aetna)      1,429.5(2)      9.6x       1.2         1.4         N.A.      17.2
            American Re Corp. (Formed by KKR.)

03/20/92    Belvedere Corp./                            37.4(3)     18.1        0.8         1.4         1.6x       4.5
            Christiana General Insurance
            (Sub. of UNI Storebrand AS)

01/10/92    Chartwell Re Corp.                          71.0         8.9        1.1         N.A.        N.A.       N.A.
            (Sub. of NWNL Companies)/
            Wand Partners/Michigan Mutual


08/29/89    National Reinsurance Corp./                395.1        10.4        1.4         N.A.        N.A.      13.4
            Robert M. Bass & Acadia

Notes:


--------------------------------

Notes:  (1) Actual purchase is $201 MM for a 93% interest.  Value is grossed up for multiple purposes.
        (2) GAAP financial data for multiples is as of 12/31/91.
        (3) Actual purchase is $16.9MM for remaining 45.2% interest. Value is grossed up for multiple purposes.


Dillon, Read & Co. Inc.               C - 16               SCOR U.S. Corporation

Confidential
                  SUMMARY OF SELECTED EUROPEAN REINSURANCE TRANSACTIONS
                                    (millions(1))

                                                                              Implied
                                                                               Price                    Price/
                                                                                           ---------------------------
Announcement                                                           %        for          Net       Net       Book
    Date                 Acquiree/Acquiror             Deal Size    Acquired    100%       Premiums   Income     Value
------------   -------------------------------------  ----------    --------  --------     --------   ------     -----

  09/23/94     Cologne Re/General Re                  DM     902      50.1%    1,800.4       0.4x      13.7x      2.6x

  09/02/93     Francaise d'Assurance pour le          FF   370.0      20.0%    1,850.0       2.8       12.9       1.0
               Commerce Exterieur SA (COFACE)/
               Societe Commerciale de Reassurance
               (SCOR)
  25/11/91     Lincoln European Reinsurance           USD   11.0      96.6%       11.4       0.7       ---        0.8
               Company/
               Mapfre SA
  16/11/91     Nederlandse Reassurantie Groep         DF   1,113      41.0%      276         0.3        9.9       0.8
               (NRG)/
               Internationale Nederlanden Groep
               (ING)
  17/09/91     Pinnacle Reinsurance Co. Ltd/          USD   63.7     100.0%       63.7        --        8.0       1.2
               Zurich Versicherungs-Gesellschaft
  16/05/91     Societe Anonyme Francaise de           FF     463     100.0%      463         N.A.       N.A.      0.7
               Reassurance/
               AGF Re
  10/07/90     Legal & General (Victory Re)/NRG/      GBP    122     100.0%      122         0.7        N.A.      N.A.
               Nationale Nederlanden
  08/05/88     Skandia International Holding AB/      SEK3,600.0      54.0%    6,666.7       0.9       15.2       2.8
               Skandia AB
  04/01/88     Vittoria Riassicurazioni/              USD  121.2     100.0%      121.2       1.0        N.M.      N.M.
               Societe Commerciale de Reassurance
  02/10/87     Baltica Nordisk-Re/                    DKR  1,200     100.0%    1,200       108          N.A.      1.6
               Employers Re

---------------
(1) $ Values converted at historic exchange rate existing at time of transaction

Dillon, Read & Co. Inc.                C - 17              SCOR U.S. Corporation

Confidential

                        VALUATION BASED ON ACQUISITION COMPARABLES


                      (Dollars in millions, except per share data)
                           SCOR US           Multiple Range    Per Share Value
                           Figure           ---------------    ---------------
Reference                                   Low        High    Low        High

LTM Net Premiums (a)        $237.4          1.1x        1.5x   $14.37    $19.60

Latest Book Value (a)       $15.03          1.0x        1.4x   $15.03    $21.05

                                              Average          $14.70 -  $20.32



--------------------------------

(a) Fully diluted, as of September 30, 1995.


Dillon, Read & Co. Inc.                   C - 18           SCOR U.S. Corporation

Confidential

                               ECONOMIC BOOK VALUE ANALYSIS

                  (Dollars in millions, except per share data)

                                                               9/30/95
                                                             -----------
GAAP Equity                                                   $277.4 MM

Goodwill                                                        (6.0)

Investment Portfolio                                             0.5

EDP System and Leasehold Improvements                          (11.0)

Deferred Income Tax Benefit                                    (22.5)

Market Adjustment for Debt                                       7.6

Net Present Value of:

        Prepaid Reinsurance                                     (3.0) - (2.0)

        Discount on Reserves                                    41.4 - 54.2

        Imbedded Value of Unearned Prem.                        18.0 - 19.6

Reserve Deficiency                                             (20.0) - 0
                                                              ------------------
        Estimated Economic Book Value                         $281.4  - 316.8 MM
                                                              ==================

        Primary Per Share                                      $15.49 -  17.43
                                                              ==================

        Fully Diluted Per Share                                $15.24 -  17.08
                                                              ==================

Dillon, Read & Co. Inc.                  C - 19            SCOR U.S. Corporation

Confidential
                          DISCOUNTED CASH FLOW ANALYSIS

- We have also reviewed a valuation of SCOR based on a discounted cash flow analysis

        -   Discounts cumulative stream of dividends to the present

        - Assumes a terminal value based on a multiple of earnings in the future



- The discounted cash flow analysis, however, has certain shortcomings relative to the other analyses we have reviewed

        - Difficulty in projecting earnings beyond one year in the insurance industry

        -   The majority of the value resides in the terminal value



-   The key assumptions utilized were as follows:

                      Terminal Year:                                2000
                      Premiums Earned Growth beyond 1997:            7%
                      Investment Income Growth beyond 1997:          8%
                      Discount Rate:                              11% - 13%
                      Terminal Multiple of Earnings:            10.5x - 12.5x
                      SAP Tax Rate:                                  20%

Dillon, Read & Co. Inc.                 C - 20             SCOR U.S. Corporation

Confidential


                                         DISCOUNTED CASH FLOW VALUATION - PROJECTIONS


                                                        (Dollars in millions)


                                                      SCOR U.S. Projections                          Dillon Read Projections
                                           ---------------------------------------------      ------------------------------------
                                              1995             1996              1997             1998        ---          2000
                                           ----------      -----------        ----------      -----------              -----------
Net Premiums Earned                          $259.3           $279.5            $329.2           $352.2                   $403.3

Net Investment Income                         42.4              44.8              47.2             51.0                     59.5

Pretax Income(a)                              29.3              33.7              41.7             46.8                     54.6

Net Income(b)                                 23.4              27.0              33.4             37.4                     40.4

SAP Dividends                                 24.3              24.3              24.5             25.4                     28.0



Growth in Net Premiums Earned                 13.6%              7.8%             17.8%             7.0%                     7.0%

Growth in Investment Income                   3.5                5.6               5.4              8.0                      8.0

Loss Ratio                                    67.3              67.2              65.9             65.9                     65.9
Commission Ratio                              26.7              26.5              27.2             27.2                     27.2
Expense Ratio                                 11.4              10.3               8.6              8.6                      8.6
                                           --------          --------          --------         --------                 --------
        Combined Ratio                       105.3             104.0             101.7            101.7                    101.7

Net Premiums/End of Year Surplus               1.1x              1.3x              1.3x             1.4x                     1.4x




--------------------------------

(a) Excludes interest expense.
(b) Assures a 20% SAP Fox rate


 Dillon, Read & Co. Inc.           C - 21                  SCOR U.S. Corporation

Confidential



                                        DISCOUNTED CASH FLOW VALUATION
                                             (Dollars in millions)


-   Per Share Valuation:




                                                                     Multiple of 2000 Earnings
                                            ---------------------------------------------------------------------------
                        Discount Rate            10.5x                          11.5x                          12.5x
                       -----------------    ---------------------   ----------------------------   --------------------
                            11.0%               $15.88                         $17.47                         $19.05

                            12.0%                15.17                          16.70                          18.22

                            13.0%                14.48                          15.95                          17.43


-   Indicative Valuation Range:         $14.48 - $19.05 per Share





 Dillon, Read & Co. Inc.           C - 22                  SCOR U.S. Corporation

Confidential

                                                       CLOSE OUT PREMIUM ANALYSIS

                                                                                           Value    Common
                                                                                  Price     of       Shares    % of
  Date                                                                             Per     Deal     Aquired   Shares
Announced          Target Name                       Acquiror Name                Share   ($mil)     (mil)      Acq.
---------    --------------------------        --------------------------         ------  -------   -------   -------
<s
12/28/94     Fleet Mortgage Group Inc          Fleet Financial Group Inc          $20.00   $188.1       9.4      19.0 %
09/08/94     Contel Cellular Inc               GTE Corp                            25.50    254.3      10.0      10.0
08/24/94     Castle & Cooke Homes Inc          Dole Food Co Inc                    15.75     81.5       5.6      17.0
07/28/94     Chemical Waste Management Inc     WMX Technologies Inc                 8.85    397.4      44.9      21.4
06/06/94     Ogden Projects Inc                Ogden Corp                          18.38    110.3       6.0      15.8
03/01/94     FoxMeyer Corp                     National Intergroup Inc             14.46     79.7       5.5      19.5
06/17/93     Hadson Energy Resources Corp      Apache Corp                         15.00     39.3       2.6      33.5
04/26/93     Southeastern Public Service Co    DWG Corp                            25.60     86.1       3.4      29.0
11/13/92     Brand Cos Inc                     Rust International Inc              18.75    185.0       9.9      44.0
08/17/92     PHLCORP Inc                       Leucadia National Corp              25.78    139.9       5.4      36.9
03/02/92     Grace Energy Corp                 WR Grace & Co                       19.00     77.3       4.1      16.6
02/06/92     Spelling Entertainment Inc        Charter Co(American Financial)       7.25     43.0       5.8      18.0
09/18/91     Arkla Exploration Co              Arkla Inc                           15.44     92.6       6.0      18.0
08/02/91     Envirosafe Services Inc           EnviroSource Inc                    11.69     16.8       1.4      37.4
07/28/91     Country Lake Foods Inc            Land O' Lakes Inc                   15.30     22.6       1.6      34.5
06/13/91     Weigh-Tronix                      Staveley Industries PLC             22.00     25.3       1.2      44.3
03/01/91     Metcalf & Eddy Cos Inc            Air & Water Technologies Corp       19.25     51.0       2.7      18.0
01/25/91     Medical Management of America     Investor Group                       8.25     12.9       1.6      23.7
01/03/91     Ocean Drilling & Exploration      Murphy Oil Corp                     19.39    391.8      20.1      39.0
11/11/90     US WEST NewVector Group Inc       US WEST Inc                         45.03    437.5       9.7      19.0
10/23/90     ERC Environmental and Energy      Ogden Corp                          15.13     33.6       2.2      38.8
07/31/90     Freeport-McMoRan Oil and Gas      Freeport McMoRan Inc                10.88     46.2       4.3      18.5
07/19/90     Caesars New Jersey Inc            Ceasars World Inc                   22.58     48.4       2.2      13.4
07/12/90     TVX Broadcast Group Inc           Paramount Communications             9.50     61.4       6.5      21.0
07/06/90     Mack Trucks Inc                   Renault Vehicules Industriels        6.25    103.7      16.6      40.0
05/17/90     DST Systems Inc                   Kansas City Southern Inds Inc       15.85     39.1       2.2      11.5
05/08/90     ISS International Service Sys     ISS International Service A/S       12.00     15.4       1.3      34.0
03/02/90     Shearson Lehman Brothers Hldgs    American Express Co                 12.90    360.0      27.9      39.0
01/24/90     Copperweld Corp                   Imetal SA                           17.00     78.0       4.6      44.4


               % Owned   Premium   Premium    Premium
                After     1 Day     1 Week    4 Weeks
  Date          Trans-    Prior     Prior      Prior
Announced       action    to Deal  to Deal    to Deal
---------      -------   --------  -------    -------
12/28/94           100 %     19.4%    18.5%      18.5%
09/08/94           100       43.7%    37.8%      36.0%
08/24/94           100       35.4%    41.5%      55.5%
07/28/94           100       10.6%     8.9%       1.1%
06/06/94           100        5.8%    17.6%      20.5%
03/01/94           100        7.1%     9.1%      11.2%
06/17/93           100       26.3%    27.7%      25.0%
04/26/93           100       65.2%    63.8%      86.2%
11/13/92           100        4.9%    13.6%       4.9%
08/17/92           100       12.1%    15.2%      28.9%
03/02/92           100       24.6%    21.6%       7.8%
02/06/92           100       52.6%    45.0%      45.0%
09/18/91           100        8.4%    28.7%      30.0%
08/02/91           100       16.9%    11.3%      -2.6%
07/25/91           100       39.1%    45.7%      53.0%
06/13/91            98       41.9%    41.9%      44.3%
03/01/91           100       22.2%    16.7%      24.2%
01/25/91           100       65.0%    65.0%     65.0%
01/03/91           100       14.1%    24.1%      9.2%
11/11/90           100       47.6%    58.0%     83.8%
10/23/90           100       37.5%    44.1%     44.1%
07/31/90           100       36.0%    42.6%     47.4%
07/19/90           100       40.0%    49.2%     44.5%
07/12/90           100       26.7%    90.0%     85.2%
07/06/90           100       19.0%    19.0%     21.8%
05/17/90            99       24.3%    40.9%     51.0%
05/08/90           100       54.8%    60.0%     60.0%
03/02/90           100       -0.8%    18.6%      7.5%
01/24/90           100       47.8%    41.7%     33.3%

-------------------------------------------------------
All Close outs:  Average     29.2%    35.1%     35.9%
                 Median      26.3%    37.8%     33.3%
                 High        65.2%    90.0%     86.2%
                 Low         -0.8%     8.9%     -2.6%
-------------------------------------------------------


Dillon, Read & Co. Inc.              C-23                  SCOR U.S. Corporation

Confidential



                     CLOSE OUT PREMIUM VALUATION



                                      SUR                              Implied
                                     Stock         Applicable           Offer
                                     Price           Premium            Price
                                  -----------   ----------------     -----------

 1 Day Prior to Transaction         $11.125         29.2%               $14.37

 1 Week Prior to Transaction        11.500          35.1%               15.54

 4 Weeks Prior to Transaction       11.500          35.9%               15.63



 Valuation Based on Premium Analysis            $14.37 - $15.63












 Dillon, Read & Co. Inc.           C - 24                  SCOR U.S. Corporation

Confidential



                          SUMMARY OF VALUATION INDICATORS



                                                 PRICE PER SHARE

                                                 HIGH        LOW


          Comparable Trading                   $18.98      $14.49

          Comparable Acquisitions               20.32       14.70

          Economic Book Value Analysis          17.08       15.24

          Discounted Cash Flow                  19.05       14.48

          Premium Analysis                      15.63       14.37








 Dillon, Read & Co. Inc.           C - 25                  SCOR U.S. Corporation



Dillon, Read & Co. Inc.
                                                                      SCOR U.S. Corporation
                                                                 Analysis of Comparable Companies



                                                                  CURRENT TRADING STATISTICS
                                                                     (Dollars in millions)

                                                                                  Broker Companies
                                                           -------------------------------------------------------------------------
                                             SCOR U.S.      NAC Re        PXRE Corp.    Prudential Re    Transatlantic     Trenwick
                                            -----------    -----------   -----------  ----------------  ---------------   ----------

Current Price as of            11/01/95        $15.250       $36.000       $25.125        $20.375         $68.000         $49.500
52 week High                                    15.750        39.000        29.750         20.750          70.375          53.000

      % of Year High                             96.8%         92.3%         84.5%          98.2%           96.6%           93.4%
      % of 52 week spectrum                      93.9%         79.7%         47.1%          83.3%           89.5%           79.1%

      Number of shares Outstanding MM             18.2          17.6           8.7           50.0            22.9             6.5

Equity Value                                    $277.0        $632.3        $219.2       $1,018.8        $1,560.1          $321.3
                                                ======        ======        ======       ========        ========          ======
------------------------------------------------------------------------------------------------------------------------------------

Market Value of Equity to:
        Adjusted P/E                              20.1 x        16.4 x         5.1 x         16.5 x          13.1 x          11.9 x
               1995 E                             16.6          14.7           5.2           15.7            13.2            13.1
               1996 E                             15.7          12.6           5.0           11.3            11.3            11.8

------------------------------------------------------------------------------------------------------------------------------------

Projected 5 year EPS Growth Rate                   NA           16.0 %        15.0 %         NA              15.0 %          14.0 %

Dividend Yield                                   1.3%          0.4%          2.4%          0.6%             0.6%            2.3%

ROAE                                             5.5%         12.1%         25.0%          2.9%            14.5%           13.2%
Adjusted ROAE                                    5.3%         10.2%         25.3%          2.5%            14.5%           13.2%

------------------------------------------------------------------------------------------------------------------------------------

Market/Book Value                                  1.0 x         1.6 x         1.1 x         1.2 x            1.7 x           1.5 x
Market/Adjusted Book Value                         0.8           1.1           1.0           0.9              1.4             1.2
Market/Statutory Surplus                           1.1           1.5           1.0           1.6              2.6             1.3

------------------------------------------------------------------------------------------------------------------------------------




                                                            Direct Companies
                                              -----------------------------------------------
                                                American Re      General Re     National Re
                                              ----------------  -------------   -------------
Current Price as of            11/01/95             $38.375        $146.375         $33.625
52 week High                                         43.125         153.250          35.375

      % of Year High                                  89.0%           95.5%           95.1%
      % of 52 week spectrum                           73.4%           84.9%           86.7%

      Number of shares Outstanding MM                  47.1            82.0            16.9

Equity Value                                       $1,805.5       $12,006.9          $567.1
                                                   ========       =========          ======
----------------------------------------------------------------------------------------------

Market Value of Equity to:
        Adjusted P/E                                 14.8 x            16.3 x        14.5 x
                1995 E                               12.8              15.8          12.0
                1996 E                               10.7              14.1          10.7

----------------------------------------------------------------------------------------------

Projected 5 year EPS Growth Rate                     15.0 %            14.0 %        13.0 %

Dividend Yield                                      1.0%              1.3%          0.5%

ROAE                                               14.2%             15.1%          7.9%
Adjusted ROAE                                      14.0%             14.2%         12.2%

----------------------------------------------------------------------------------------------

Market/Book Value                                     1.9 x             2.1 x         1.6 x
Market/Adjusted Book Value                            1.1               1.6           1.3
Market/Statutory Surplus                              1.6               3.2           1.5

----------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Dillon, Read & Co. Inc.
                                                 SCOR U.S. Corporation
                                           Analysis of Comparable Companies
------------------------------------------------------------------------------------------------------------------------------------
                                                 Comparative Analysis
                                                 (Dollars in millions)

                                                                            Broker Companies
                                                    --------------------------------------------------------------------------------
                                      SCOR U.S.       NAC Re           PXRE Corp.     Prudential Re    Transatlantic     Trenwick
                                     -----------    -----------     ---------------  ---------------  ---------------  -------------
Size:

Total Assets                          $1,187.6       $2,138.8            $183.6        $4,363.6         $3,674.9          $796.7
Book Value of Common                     272.7          405.8             192.4           877.4            894.1           218.8
LTM Total Revenues                       282.1          544.3             126.1         1,035.8          1,101.5           192.7
------------------------------------------------------------------------------------------------------------------------------------
Performance:

LTM Pretax Return on Average Equity        6.6%          14.6%             36.5%            2.8%            17.4%           16.4%
LTM Pretax Margin                          6.0%          10.1%             49.6%            6.6%            12.9%           17.3%
Net Revenues 3 Year C.A.G.R.               4.0%          21.3%             53.9%           -0.8%            28.6%           21.3%
Pretax Income 3 Year C.A.G.R.             NM            242.5%             NM             -67.5%            18.7%          -47.8%

                                                       Direct Companies
                                       -------------------------------------------------
                                          American Re       General Re       National Re
                                       -----------------  --------------   -------------
Size:

Total Assets                               $7,071.4         $34,810.0         $1,641.6
Book Value of Common                          953.1           5,708.0            346.0
LTM Total Revenues                          1,809.2           5,067.0            340.0
----------------------------------------------------------------------------------------
Performance:

LTM Pretax Return on Average                   18.2%             18.5%            10.9%
LTM Pretax Margin                               8.8%             19.0%            10.3%
Net Revenues 3 Year C.A.G.R.                   NA                 6.4%             4.8%
Pretax Income 3 Year C.A.G.R.                  NA                 4.9%           -18.4%

                                                                    Credit Analysis
                                                                 (Dollars in millions)

                                      SCOR U.S.       NAC Re           PXRE Corp.     Prudential Re    Transatlantic     Trenwick
                                     -----------    -----------     ---------------  ---------------  ---------------  ------------
Total Assets                          $1,187.6       $2,138.8            $183.6        $4,363.6         $3,674.9          $796.7
LT Debt                                  101.0          200.0              69.7            19.3              0.0           103.5
Preferred Stock                            0.0            0.0               0.0             0.0              0.0             0.0
Common Equity                            272.7          405.8             192.4           877.4            894.1           218.8
                                         -----          -----             -----           -----            -----           -----

Total capitalization                    $373.7         $605.8            $262.1          $896.7           $894.1          $322.3
                                        ======         ======            ======          ======           ======          ======

LT Debt/Total capitalization              27.0%          33.0%             26.6%            2.2%             0.0%           32.1%

------------------------------------------------------------------------------------------------------------------------------------

Net premiums/Statutory surplus             1.0 x          1.1 x             0.5 x           1.4 x            1.6 x           0.7 x
Total assets/Common equity                 4.4 x          5.3 x             1.0 x           5.0 x            4.1 x           3.6 x

Total assets/Statutory surplus             4.9            4.9               0.9             6.8              6.2             3.3
------------------------------------------------------------------------------------------------------------------------------------

                                           American Re       General Re       National Re
                                        -----------------  --------------   -------------
Total Assets                                $7,071.4         $34,810.0         $1,641.6
LT Debt                                        600.0             156.0            100.0
Preferred Stock                                  0.0               1.0              0.0
Common Equity                                  953.1           5,708.0            346.0
                                               -----           -------            -----

Total capitalization                        $1,553.1          $5,865.0           $446.0
                                            ========          ========           ======

LT Debt/Total capitalization                    38.6%              2.7%            22.4%
----------------------------------------------------------------------------------------

Net premiums/Statutory surplus                   1.5 x             1.1 x            0.8 x
Total assets/Common equity                       7.4 x             6.1 x            4.7 x

Total assets/Statutory surplus                   6.3               9.2              4.2
----------------------------------------------------------------------------------------

Confidential

                                  PREMIUMS PAID IN SELECTED U.S. REINSURANCE TRANSACTIONS

                                                      ($ in millions)




Announcement                                                                     Aggregate
    Date             Acquiree/Acquiror                 Deal Description            Value
------------   ----------------------------   ---------------------------------  ---------


    08/07/95   Piedmont Management Company/   Chartwell   announced   it    was  $85.4
               Chartwell Re Corp.             acquiring RECO  for $85.4MM  from
                                              Piedmont      after      Piedmont
                                              completed    its   spin-off    of
                                              Lexington,   an    asset-manager.

    01/06/95   Re Capital/                    Zurich    Centre    Re   acquired  131.6
               Zurich Centre Re               publicly-traded Re  Capital in  a
                                              public  auction.    (John   Deere
                                              owned      a      40%      stake)

    12/21/94   Constitutional Re/             Xerox Corp. sold its  reinsurance  400.0
               Exor America Inc.              unit, Constitution  Re., to  Exor
                                              American  Inc.  (an affiliate  of
                                              IFI)

    10/25/93   American Skandia Life          Hartford Life  acquired the  life   19.1
               Reinsurance/Hartford Life      reinsurance  business of  Skandia
               (ITT Corporation)              (Sweden),  which  specializes  in
                                              risk   analysis   and   financial
                                              reinsurance .

    09/09/93   American Royal Reinsurance     Australian   insurer   QBE   Ins.  59.0
               Co.                            Group     acquired          Royal
               (Sub. of Royal Insurance)/QBE  Insurance's   U.S.    reinsurance
               Insurance                      subsidiary.      American   Royal
                                              Rewrites     property      (50%),
                                              casualty (30%),  and accident and
                                              health       (20%)        through
                                              intermediaries  on a  treaty  and
                                              facultative                basis.


                     Price Paid as a Multiple of Acquiree
                --------------------------------------------
                          GAAP/Statutory
                ---------------------------------
Announcement       Net       Book         Net        Market     ROAE of
    Date         Income      Value      Premiums     Value      Acquiree
------------    --------    -------    ----------   --------   ---------


    08/07/95      24.6x       1.1x        0.6x         1.3x        N.A.





    01/06/95      18.0        1.0         1.7          1.4         6.8%




    12/21/94      N.A.        1.35        N.A.         N.A.        N.A.




    10/25/93      N.A.        N.A.        N.A.         N.A.        N.M.
                  N.M.        1.2         0.7




    09/09/93      N.A.        N.A.        N.A.         N.A.        N.A.
                  N.M.        1.09      142.6



-------------------------
(1) Actual purchase is $201 MM for a 93% interest.
    Value is grossed up for multiple purposes.

 Dillon, Read & Co. Inc.           2 - 1                   SCOR U.S. Corporation

Confidential

                                  PREMIUMS PAID IN SELECTED U.S. REINSURANCE TRANSACTIONS

                                                      ($ in millions)




Announcement                                                                     Aggregate
    Date             Acquiree/Acquiror                 Deal Description            Value
------------   ----------------------------   ---------------------------------  ---------



    07/29/93   Underwriters Reinsurance Co.   Allegheny  Corporation  purchased  216.1(1)
               (Sub. of Underwriters Re       the      remaining     93%     of
               Holding)/ Alleghany Corp.      Underwriters Re,  which had  been
                                              in  registration.    Underwriters
                                              was  owned by a consortium led by
                                              Goldman  Sachs  and   Continental
                                              Corporation,  and  wrote   multi-
                                              line  insurance  and  specialized
                                              coverages.


    03/22/93   Kemper Re/Lumbermens Mutual    Kemper swapped  Kemper Re and its    610.2
                                              50%    interest    in    a   risk
                                              management company to  Lumbermens
                                              in  exchange for  Lumbermens  35%
                                              stake    in    Kemper.


    06/09/92   American Re-Insurance Corp.    A  KKR  Fund  purchased  American  1,429.5(2)
               (Sub. of Aetna)                Re,   the   third   largest   P&C
               American Re Corp. (Formed by   Reinsurance Company in the  U.S.,
               KKR.)                          a  direct  writer,  from   Aetna.


    05/14/93   Skandia America Reinsurance    Centre   Reinsurance    Holdings,      N.A.
               Corp/                          Bermudan  subsidiary  of   Zurich
               Zurich Versicherungs-          Versicherungs-Gesellschaft,   has
               Gesellschaft                   acquired     the      reinsurance
                                              business   of   Skandia   America
                                              Reinsurance  (SARC)  of  the   US
                                              from  Skandia.    Terms were  not
                                              disclosed.    SARC  conducts  non
                                              life reinsurance business in  the
                                              US,    Canada    and     Bermuda.


                     Price Paid as a Multiple of Acquiree
                --------------------------------------------
                          GAAP/Statutory
                ---------------------------------
Announcement       Net       Book         Net        Market     ROAE of
    Date         Income      Value      Premiums     Value      Acquiree
------------    --------    -------    ----------   --------   ---------



    07/29/93      N.A.        1.41        N.A.         N.A.       19.04
                  6.4x        1.20        153.2


    03/22/93      N.M.        1.8         N.A.         N.A.        N.M.
                  N.M.        1.4         N.A.



    06/09/92      9.6         1.2         142.3        N.A.       17.15
                  9.1         1.9         169.6


    05/14/93      N.A.        N.A.        N.A.         N.A.        N.A.





--------------------------------

(2) GAAP financial data for multiples is as of 12/31/91.


 Dillon, Read & Co. Inc.           2 - 2                   SCOR U.S. Corporation

Confidential

                                  PREMIUMS PAID IN SELECTED U.S. REINSURANCE TRANSACTIONS

                                                      ($ in millions)




Announcement                                                                     Aggregate
    Date             Acquiree/Acquiror                 Deal Description            Value
------------   ----------------------------   ---------------------------------  ---------

      03/20/92   Belvedere Corp./               Norwegian           Unistorebrand     37.4(3)
                 Christiana General Insurance   purchased  US treaty  property  &
                 (Sub. of UNI Storebrand AS>)   casualty   reinsurer    Belvedere
                                                Corp.

      02/18/92   Global Insurance Company/      Lawrence acquired this  reinsurer      8.9
                 Lawrence Insurance Group       of  small/medium  sized insurance
                                                companies,   which   additionally
                                                has  small  primary   operations.

      01/10/92   Chartwell Re Corp.             Chartwell,  a  property  casualty     71.0
                 (Sub. of NWNL Companies)/      reinsurance  subsidiary  of NWNL,
                 Wand Partners/Michigan Mutual  was  sold to  an  investor  group
                                                led  by  Wand   Partners,  an  SG
                                                Warburg  affiliate,  and Michigan
                                                Mutual.

      09/17/91   Mony Re Inc./                  Folksamgruppen has acquired  Mony   21.0
                 Folksamgruppen                 Re,  a  US life  reinsurer,  from
                                                Mutual       of       NY.

      05/17/90   Metropolitan Reinsurance       Skandia, via  its US  subsidiary,   65.0
                 Company/                       acquired     the      Reinsurance
                 Skandia AB                     Business  Unit from  Metropolitan
                                                Reinsurance  Company,  subsidiary
                                                of  Metropolitan Life  Insurance.

      08/29/89   National Reinsurance Corp./    National  Re,  a  multi-line  P&C  395.1
                 Robert M. Bass & Acadia        treaty reinsurer,  was sold to  a
                                                management  and Bass  Acadia Fund
                                                partnership.    National  Re  had
                                                been owned  by Lincoln  National.

      08/03/88   General Reinsurance/Insurance  General   Re   sold   its    life  300.0
                 Investment Associates          reinsurance   subsidiary   to  an
                                                investment                 group.

                    Price Paid as a Multiple of Acquiree
               --------------------------------------------
                         GAAP/Statutory
               ---------------------------------
Announcement      Net       Book         Net        Market     ROAE of
    Date        Income      Value      Premiums     Value      Acquiree
------------   --------    -------    ----------   --------   ---------
      03/20/92    18.1         0.79      136.2          1.58x       4.50
                  19.4         1.12        N.A.


      02/18/92     N.A.        0.80        N.A.         N.A.        N.A.
                   9.6         0.67       39.8


      01/10/92     8.9         1.08        N.A.         N.A.        N.A.
                   7.7         1.31      389.3

      09/17/91     N.A.        N.A.        N.A.         N.A.        N.A.


      05/17/90     N.A.        N.A.        N.A.         N.A.        N.A.


      08/29/89    10.4         1.41        N.A.         N.A.       13.4
                  11.7         1.98      140.6                     16.9

      08/03/88    11.0         0.9         N.A.         N.A.        8.7
                   9.4         2.0                                 20.3

--------------------------------

(3) Actual purchase is $16.9MM for remaining 45.2% interest.
    Value is grossed up for multiple purposes.


 Dillon, Read & Co. Inc.           2 - 3                   SCOR U.S. Corporation

Confidential

                        SUMMARY OF SELECTED EUROPEAN REINSURANCE TRANSACTIONS
                               (LCL/$MILLIONS, EXCEPT LIT BILLIONS (1))


                                                                                         Implied

Announcement                                                                      %     Price for    Net       Net      Book
    Date       Acquiree/Acquiror          Deal Description          Deal Size  Acquired    100%    Premiums   Income    Value
------------  -------------------  -------------------------------  ---------  -------- ---------  --------   ------    -----
  09/23/94     Cologne Re/General  General Re and Colonia formed a  DM    902     50.1%  1,800.0     $4,073    $131      $695
               Re                  new  company that  acquired 75%
                                   of  the common  and 30%  of the
                                   preferred shares  (66% economic
                                   interest)   in   Cologne    Re.
                                   General  Re contributed  $884MM
                                   for the class of shares of  the
                                   new   company   while   Colonia
                                   contributed   the  Cologne   Re
                                   shares  in   exchange  for  the
                                   Class A shares.

  09/02/93     Francaise           SCOR has  acquired a 20%  stake  FF    370.0   20.0%  1,850.0     665.6      143.0   1,798.3
               d'Assurance pour    in COFACE from  UAP and  Caisse  USD    67.0            335.0
               le Commerce         des  Depots  et  Consignations,
               Exterieur SA        who    hold    5%    and   15%,
               (COFACE)/           respectively.  Under the  terms
               Societe             of   the   deal,  the   sellers
               Commerciale de      exchanged 3 of their shares for
               Reassurance (SCOR)  every  31  SCOR  shares,  which
                                   were valued at FF 600.   COFACE
                                   insures  certain risks  for the
                                   French   Government   including
                                   political,   catastrophic   and
                                   monetary     risks,     certain
                                   organized   commercial   risks,
                                   political  risks in  connection
                                   with  overseas   investment  by
                                   exporters,     and     exchange
                                   guarantees.  The company has an
                                   international spread.

  25/11/91     Lincoln European    Mapfre of  Spain has  agreed to  USD    11.0   96.6%     11.4      17.1       (1.8)     14.0
               Reinsurance         buy  96.6% of  Lincoln European  BFR   359.1            371.8     611.0      (66.0)    499.0
               Company/            Reinsurance     Company,    the
               Mapfre SA           Brussels-based  arm of  Lincoln
                                   National Corporation of the US.
                                   The     company     underwrites
                                   property  and  casualty  lines,
                                   the   majority   of  which   is
                                   proportional reinsurance.

  16/11/91     Nederlandse         ING  has bid for  the remaining  DF  1,113     41.0%    276     1,085.0       27.8     353
               Reassurantie Groep  41% of  shares in  NRG (leading ($62)                ($150)    ($592)
               (NRG)/              Dutch reinsurer)  which it does
               Internationale      not already own.   ING will pay
               Nederlanden Groep   DFl    113MM     to    minority
               (ING)               shareholders and make a capital
                                   contribution  to   NRG  of  DFl
                                   500MM.


                         Price/
              ---------------------------
Announcement    Net       Net       Book
    Date      Premiums   Income     Value
------------  --------   ------     -----
  09/23/94      0.4x     13.7x       2.6x



  09/02/93     2.8        12.9     1.0



  25/11/91     0.7         N.M.    0.8



  16/11/91     0.25x       9.93x   0.78x


_________
(1) $ Values converted at historic exchange rate existing at time of transaction.


 Dillon, Read & Co. Inc.           2 - 4                   SCOR U.S. Corporation

Confidential

                                     SUMMARY OF SELECTED EUROPEAN REINSURANCE TRANSACTIONS

                                            (LCL/$MILLIONS, EXCEPT LIT BILLIONS (1))


                                                                                         Implied

Announcement                                                                      %     Price for    Net       Net      Book
    Date       Acquiree/Acquiror          Deal Description          Deal Size  Acquired    100%    Premiums   Income    Value
------------  -------------------  -------------------------------  ---------  -------- ---------  --------   ------    -----
17/09/91      Pinnacle             CE  Health  has  sold  Pinnacle  USD   63.7  100.0%     63.7      --        8.0       53.7
              Reinsurance Co.      reinsurance      to      Centre  STG   36.8             36.8      --        4.6       31.0
              Ltd/                 Reinsurance,    subsidiary   of
              Zurich               Zurich  Insurance.    To  allow
              Versicherungs-       Centre  Re  to  buy  Pinnacle's
              Gesellschaft         business  and   not  the  whole
                                   company,  Pinnacle   was  first
                                   sold   to   Vertex   and   then
                                   transferred to Centre Re.


16/05/91      Societe Anonyme      AGF  Re is to  merge with SAFR,  FF    463   100.0%    463        N.A.      N.A.     629
              Francaise de         which is 27% controlled  by AGR                       ($78)                        ($107)
              Reassurance/         Group,   to  form   the  second
              AGF Re               largest reinsurance  company in
                                   France.  As the merger will not
                                   give  AGF a  majority  stake in
                                   SAFR's capital,  it will remain
                                   independent.  The deal is to be
                                   carried   out  via   a  capital
                                   raising  operation on  the part
                                   of  SAFR,  which then  absorbed
                                   AGF Re through a share swap.

17/01/91      Hamburger            Hannover     Ruckversicherungs,  DM    N.A.  N.A.       N.A.      N.A.      N.A.      N.A.
              Internationale/      subsidiary of HDI, acquired the
              Haftlichtverbrand    reinsurance     business     of
              der Deutschen        Hamburger        Internationale
              Industrie VAG        Rucksversicherung,         from
                                   Wolksfursoge Holding AG.  Terms
                                   were not disclosed.

10/07/90      Legal & General      Legal and  General sold Victory  GBP    122  100.0%     122       173.7     N.A.      N.A.
              (Victory Re)/NRG/    Reinsurance    to   Netherlands  USD  ($227)          ($227)
              Nationale            Reinsurance  Group   (NRG)  for
              Nederlanden          B.P.122MM.  The deal made NRG
                                   the 11th biggest reinsurer.
                                   This    transaction   comprises
                                   proceeds  in cash of  GBP 122MM
                                   for NGR and the  release of GBP
                                   18MM    of   further    capital
                                   resources   held   within   L&G
                                   subsidiary companies.

                          Price/
               ---------------------------
Announcement     Net       Net       Book
    Date       Premiums   Income     Value
------------   --------   ------     -----
17/09/91         --         8.0       1.2


16/05/91         N.A.       N.A.     .74



17/01/91         N.A.       N.A.      N.A.


10/07/90         0.70x      N.A.      N.A.

_________
(1) $ Values converted at historic exchange rate existing at time of transaction.



 Dillon, Read & Co. Inc.           2 - 5                   SCOR U.S. Corporation

Confidential

                                     SUMMARY OF SELECTED EUROPEAN REINSURANCE TRANSACTIONS

                                            (LCL/$MILLIONS, EXCEPT LIT BILLIONS (1))


                                                                                         Implied

Announcement                                                                      %     Price for    Net       Net      Book
    Date       Acquiree/Acquiror          Deal Description          Deal Size  Acquired    100%    Premiums   Income    Value
------------  -------------------  -------------------------------  ---------  -------- ---------  --------   ------    -----
22/01/90       Atersforsakerings/  Wasa     AB    has     acquired  SEK   34.0  100.0%   34.0          --         --      --
               Wasa Forsakring AB  Aterforsakrings   AB,   Swedish  USD    5.6            5.6
                                   reinsurance    company,    from
                                   Skandia,     Trygg-Hansa    and
                                   Folksam.

28/07/89       Societe             SCOR   is  to  merge  with  UAP  FF      --  100.0%   --          5,857.4    238.1    2,761.5
               Commerciale de      Reassurance.   The  merger will
               Reassurance/        be executed through a paper bid
               Union des           for   SCOR   &   UAP   Re  from
               Assurances de       Compagnie      Generales     de
               Paris               Voitures,   a    shell   listed
                                   company   in   which  UAP   and
                                   Assurances Generales de  France
                                   each own 40%.

01/05/89       Deutsche            Continental Corporation of  the  DEM     --  100.0%   --            198.8      2.6       63.5
               Continental         US   has    sold   its   German  USD                                111.7      1.5       35.7
               Ruecksversi-        subsidiary  for an  undisclosed
               cherung/            amount.
               Societe
               Commerciale de
               Reassurance

24/09/88       Copenhagen Re/      The  acquisition  was  made  by  FFR  560.0   85.0%  658.8           85.5    (0.6)      100.4
               Groupama            creating a  reinsurance holding  USD   83.1           97.8           12.4    (0.1)       14.6
                                   co in which Groupama has an 85%
                                   stake.    The holding  co  will
                                   have capital  of  USD 100MM  of
                                   which  Copenhagen   Re  (parent
                                   company)  will  contribute  USD
                                   15MM.

26/06/88       Imperial Chemicals  ICI  has  agreed  to  sell  its  STG   10.0  100.0%   10.0           12.0     2.0        --
               Reinsurance/        reinsurance subsidiary to QBE.   USD   17.3           17.3           20.8     3.4        --
               QBE Insurance
               Group


                          Price/
               ---------------------------
Announcement     Net       Net       Book
    Date       Premiums   Income     Value
------------   --------   ------     -----
22/01/90           --        --        --



28/07/89           --        --        --



01/05/89           --        --        --


24/09/88           7.7       N.M.      6.6


26/06/88           0.8       5.1       --


_________
(1) $ Values converted at historic exchange rate existing at time of transaction.


 Dillon, Read & Co. Inc.           2 - 6                   SCOR U.S. Corporation

Confidential

                                     SUMMARY OF SELECTED EUROPEAN REINSURANCE TRANSACTIONS

                                            (LCL/$MILLIONS, EXCEPT LIT BILLIONS (1))


                                                                                         Implied

Announcement                                                                      %     Price for    Net       Net      Book
    Date       Acquiree/Acquiror          Deal Description          Deal Size  Acquired    100%    Premiums   Income    Value
------------  -------------------  -------------------------------  ---------  -------- ---------  --------   ------    -----
08/05/88      Skandia              Skandia       acquired      the  SEK3,600.0   54.0%    6,666.7   7,609.0    438.0    2,342.0
              International        outstanding  shares  of Skandia  USD  556.8            1,031.1
              Holding AB/          International           Holding
              Skandia AB           reinsurance concern spun off  3
                                   years   ago.    The   offer  to
                                   Skandia           International
                                   shareholders  is SEK 60 in cash
                                   and 1 Skandia Insurance  share.
                                   The  new   shares  issued  will
                                   represent 22.4% of its expanded
                                   equity of 77.3MM shares.

04/01/88      Vittoria             SCOR  acquired practically  the  USD  121.2  100.0%      121.2     117.2      1.4       17.3
              Riassicurazioni/     only  large  Italian reinsurer.
              Societe              Through the  sale the  divestor
              Commerciale de       Toro  Assicurazioni  recentered
              Reassurance          its   activities   on    direct
                                   insurance.

02/10/87      Baltica Nordisk-     Baltica,  a   Danish  insurance  DKR  1,200  100.0%    1,200      $109                 754
              Re/                  group,  sold  Baltica-Nordiske,      ($173)            ($173)    ($109)       N.A.   ($109)
              Employers Re         its  reinsurance  business,  to
                                   Employers  Re, a  subsidiary of
                                   General Electric Company, based
                                   in Kansas.
                                   The   acquisition    does   not
                                   include     Baltica-Skandinavia
                                   (UK).


                          Price/
               ---------------------------
Announcement     Net       Net       Book
    Date       Premiums   Income     Value
------------   --------   ------     -----
08/05/88         0.9        15.2      2.8


04/01/88         1.0         N.M.     N.M.


02/10/87       108           N.A.     1.59

_________
(1) $ Values converted at historic exchange rate existing at time of transaction.


 Dillon, Read & Co. Inc.           2 - 7                   SCOR U.S. Corporation

------------------------------------------------------------------------------------------------------------------------------
Dillon, Read & Co., Inc.
                                                            SCOR U.S CORP.
                                               Selected Minority Close Out Transactions
------------------------------------------------------------------------------------------------------------------------------
                                                                                           Value    Common             % Owned
                                                                                  Price     of       Shares    % of     After
  Date                                                                             Per     Deal     Aquired   Shares    Trans-
Announced          Target Name                       Acquiror Name                Share   ($mil)     (mil)      Acq.    action
---------    --------------------------        --------------------------       --------  -------   -------   ------   -------
12/28/94     Fleet Mortgage Group Inc           Fleet Financial Group Inc        $20.00   $188.1        9.4     19.0 %     100 %
09/08/94     Contel Cellular Inc                GTE Corp                          25.50    254.3       10.0     10.0       100
08/24/94     Castle & Cooke Home Inc            Dole Food Co Inc                  15.75     81.5        5.6     17.0       100
07/28/94     Chemical Waste Management Inc      WMX Technologies Inc               8.85    397.4       44.9     21.4       100
06/06/94     Ogden Projects Inc                 Ogden Corp                        18.38    110.3        6.0     15.8       100
03/01/94     FoxMeyer Corp                      National Intergroup Inc           14.46     79.7        5.5     19.5       100
06/17/93     Hadson Energy Resources Corp       Apache Corp                       15.00     39.3        2.6     33.5       100
04/26/93     Southeastern Public Service Co     DWG Corp                          25.60     86.1        3.4     29.0       100
11/13/92     Brand Cos Inc                      Rust International Inc            18.75    185.0        9.9     44.0       100
08/17/92     PHLCORP Inc                        Leucadia National Corp            25.78    139.9        5.4     36.9       100
03/02/92     Grace Energy Corp                  WR Grace & Co                     19.00     77.3        4.1     16.6       100
02/06/92     Spelling Entertainment Inc         Charter Co(American Financial)     7.25     43.0        5.8     18.0       100
09/18/91     Arkla Exploration Co               Arkla Inc                         15.44     92.6        6.0     18.0       100
08/02/91     Envirosafe Services Inc            EnviroSource Inc                  11.69     16.8        1.4     37.4       100
07/25/91     Country Lake Food Inc              Land O' Lakes Inc                 15.30     22.6        1.6     34.5       100
06/13/91     Weigh-Tronix                       Staveley Industries PLC           22.00     25.3        1.2     44.3        98
03/01/91     Metcalf & Eddy Cos Inc             Air & Water Technologies Corp     19.25     51.0        2.7     18.0       100
01/25/91     Medical Management of America      Investor Group                     8.25     12.9        1.6     23.7       100
01/03/91     Ocean Drilling & Exploration       Murphy Oil Corp                   19.39    391.8       20.1     39.0       100
11/11/90     US WEST NewVector Group Inc        US West Inc                       45.03    437.5        9.7     19.0       100
10/23/90     ERC Environmental and Energy       Ogden Corp                        15.13     33.6        2.2     38.8       100
07/31/90     Freeport-McMoRan Oil and Gas       Freeport McMoRan Inc              10.88     46.2        4.3     18.5       100
07/19/90     Caesars New Jersey Inc             Caesars World Inc                 22.58     48.4        2.2     13.4       100
07/12/90     TVX Broadcast Group Inc            Paramount Communications           9.50     61.4        6.5     21.0       100
07/06/90     Mack Trucks Inc                    Renault Vehicules Industriels      6.25    103.7       16.6     40.0       100
05/17/90     DST Systems Inc                    Kansas City Southern Inds Inc     15.85     39.1        2.2     11.5        99
05/08/90     ISS International Service Sys      ISS International Service A/S     12.00     15.4        1.3     34.0       100
03/02/90     Shearson Lehman Brothers Hldgs     American Express Co               12.90    360.0       27.9     39.0       100
01/24/90     Copperweld Corp                    Imetal SA                         17.00     78.0        4.6     44.4       100


               Premium   Premium    Premium
                1 Day    1 Week     4 Weeks
  Date          Prior     Prior      Prior
Announced      to Deal   to Deal    to Deal
---------      --------  -------    -------
12/28/94          19.4%    18.5%      18.5%
09/28/94          43.7%    37.8%      36.0%
08/24/94          35.4%    41.5%      55.5%
07/28/94          10.6%     8.9%       1.1%
06/06/94           5.8%    17.6%      20.5%
03/01/94           7.1%     9.1%      11.2%
06/17/93          26.3%    27.7%      25.0%
04/26/93          65.2%    63.8%      86.2%
11/13/92           4.9%    13.6%       4.9%
08/17/92          12.1%    15.2%      28.9%
03/02/92          24.6%    21.6%       7.8%
02/06/92          52.6%    45.0%      45.0%
09/18/91           8.4%    28.7%      30.0%
08/02/91          16.9%    11.3%      -2.6%
07/25/91          39.1%    45.7%      53.0%
06/13/91          41.9%    41.9%      44.3%
03/01/91          22.2%    16.7%      24.2%
01/25/91          65.0%    65.0%      65.0%
01/03/91          14.1%    24.1%       9.2%
11/11/90          47.6%    58.0%      83.8%
10/23/90          37.5%    44.1%      44.1%
07/31/90          36.0%    42.6%      47.4%
07/19/90          40.0%    49.2%      44.5%
07/12/90          26.7%    90.0%      85.2%
07/06/90          19.0%    19.0%      21.8%
05/17/90          24.3%    40.9%      51.0%
05/08/90          54.8%    60.0%      60.0%
03/02/90          -0.8%    18.6%       7.5%
01/24/90          47.8%    41.7%      33.3%


-------------------------------------------------------
All Close Outs:     Average   29.2%    35.1%     35.9%
                    Median    26.3%    37.8%     33.3%
                    High      65.2%    90.0%     86.2%
                    Low       -0.8%     8.9%     -2.6%
-------------------------------------------------------

-------------------------------------------------------
Purchase 15-25%     Average   27.8%    35.6%     38.1%
                    Median    24.6%    28.7%     30.0%
                    High      65.0%    90.0%     85.2%
                    Low        5.8%     8.9%      1.1%
-------------------------------------------------------

DILLON, READ & CO. INC.                                                                                      11/02/95
---------------------------------------------------------------------------------------------------------------------
Preliminary & Confidential                                          SCOR U.S. CORPORATION
                                                               Discounted Cash Flow Analysis
                                                                   (Dollars in millions)
---------------------------------------------------------------------------------------------------------------------
                                                       Actual                            Company Projections
                                                       ------                            -------------------
 INCOME PROJECTIONS                         1992          1993         1994          1995         1996          1997
                                         --------      --------      -------      --------      -------       -------
Revenues:
   Net Premiums Earned                    $192.1        $236.1       $228.2        $259.3       $279.5        $329.2
   Net Investment Income                    42.9          42.0         41.0          42.4         44.8          47.2
   Net Investment Gains/(Losses)            15.0          12.9          1.0           0.7         --            --
                                         --------      --------      -------      --------      -------       -------
      Net Revenues                         250.0         291.0        270.2         302.4        324.3         376.4

Losses and Expenses:
   Losses and Expenses, net                160.5         156.3        191.3         174.4        187.7         216.8
   Commissions, net                         56.0          61.3         59.4          69.1         74.1          89.5
   Other Operating Expenses                 23.9          26.4         26.0          29.0         29.0          30.0
   Other                                     4.3           4.1          4.0           0.6         (0.2)         (1.6)
   Interest Expense                          4.6           8.0          8.9          --           --            --
                                         --------      --------      -------      --------      -------       -------

   Pretax Income           1995-2004         0.6          34.9        (19.5)         29.3         33.7          41.7
   Income Taxes                20.0%        (3.8)          7.0        (11.3)          5.9          6.7           8.3
                                         --------      --------      -------      --------      -------       -------
   Net Income from Continuing Ops.          $4.4         $27.9        ($8.2)        $23.4        $27.0         $33.4
                                         ========      ========      =======      ========      =======       =======

      Extraordinary Items                   --            --            0.4          --           --            --
      Cum. Effect of Accting Change          2.8          (2.6)        --            --           --            --
                                         --------      --------      -------      --------      -------       -------
   Net Income                               $7.2         $25.3        ($7.8)        $23.4        $27.0         $33.4
                                         ========      ========      =======      ========      =======       =======

   Annual Growth                           -87.5%        249.4%      -131.0%       -398.8%        15.1%         23.6%

Less:  Preferred Dividends                  --            --           --            --           --            --
   Net Income to Common                     $7.2         $25.3        ($7.8)        $23.4        $27.0         $33.4
                                         ========      ========      =======      ========      =======       =======
---------------------------------------------------------------------------------------------------------------------

   Growth in Net Premiums Earned                          22.91%       -3.31%        13.61%        7.79%        17.77%
   Growth in Investment Income                            -1.95%       -2.51%         3.51%        5.66%         5.35%

      Loss Ratio                            83.6%         66.2%        83.8%         67.3%        67.2%         65.9%
      Commission Ratio                      29.1%         26.0%        26.0%         26.7%        26.5%         27.2%
      Expense Ratio                         14.7%         12.9%        13.2%         11.4%        10.3%          8.6%
      Combined Ratio                       127.5%        105.1%       123.0%        105.3%       104.0%        101.7%

      Return on Average Equity                                                        9.6%        11.1%         13.4%
---------------------------------------------------------------------------------------------------------------------

Dividends                                                                          ($24.3)      ($24.3)       ($24.5)

   Dividend Payout Ratio                                                            103.9%        89.9%         73.5%

Retained Earnings                                                                   ($0.9)        $2.7          $8.8

Surplus:
   Beginning Statutory Surplus                                                     $243.4       $242.5        $245.2
   Plus:  Retained Earnings                                                          (0.9)         2.7           8.8
   Other                                                                             --           --            --
                                                                                  --------      -------       -------
      Ending Statutory Surplus                                                     $242.5       $245.2        $254.1
                                                                                  ========      =======       =======

   Average Surplus                                                                 $243.0       $243.9        $249.7
   10% of Beginning Surplus                                                          24.3         24.3          24.5

   Minimum EOY Surplus (Multiple of Net Premiums)                       1.7 x      $152.5       $164.4        $193.6
   Total Dividends Allowable                                                                     105.1          85.0
   Net Premiums/End of Year Surplus                                                                1.1 x         1.3 x

                                                                                    Projected
                                                                                    ---------
 INCOME PROJECTIONS                         1998           1999          2000           2001        2002        2003         2004
                                          -------        -------       -------      ---------     -------     -------      -------
Revenues:
   Net Premiums Earned                    $352.2         $376.9        $403.3         $431.5      $461.7      $494.0       $528.6
   Net Investment Income                    51.0           55.1          59.5           64.3        69.4        74.9         80.9
   Net Investment Gains/(Losses)            --             --            --             --          --          --           --
                                          -------        -------       -------      ---------     -------     -------      -------
      Net Revenues                         403.2          432.0         462.8          495.7       531.1       569.0        609.5

Losses and Expenses:
   Losses and Expenses, net                232.0          248.2         265.6          284.2       304.0       325.3        348.1
   Commissions, net                         95.8          102.5         109.7          117.3       125.5       134.3        143.7
   Other Operating Expenses                 30.4           32.6          34.8           37.3        39.9        42.7         45.7


   Other                                    (1.7)          (1.8)         (1.9)          (2.1)       (2.2)       (2.4)        (2.5)
   Interest Expense                         --             --            --             --          --          --           --
                                          -------        -------       -------      ---------     -------     -------      -------

   Pretax Income           1995-2004        46.8           50.5          54.6           59.1        63.8        69.0         74.6
   Income Taxes                20.0%         9.4           10.1          10.9           11.8        12.8        13.8         14.9
                                          -------        -------       -------      ---------     -------     -------      -------
   Net Income from Continuing Ops.         $37.4          $40.4         $43.7          $47.2       $51.1       $55.2        $59.7
                                          =======        =======       =======      =========     =======     =======      =======

      Extraordinary Items                   --             --            --             --          --          --           --
      Cum. Effect of Accting Change         --             --            --             --          --          --           --
                                          -------        -------       -------      ---------     -------     -------      -------
   Net Income                              $37.4          $40.4         $43.7          $47.2       $51.1       $55.2        $59.7
                                          =======        =======       =======      =========     =======     =======      =======

   Annual Growth                            12.2%           8.1%          8.1%           8.1%        8.1%        8.1%         8.1%

Less:  Preferred Dividends                  --             --            --             --          --          --           --
   Net Income to Common                    $37.4          $40.4         $43.7          $47.2       $51.1       $55.2        $59.7
                                          =======        =======       =======      =========     =======     =======      =======
----------------------------------------------------------------------------------------------------------------------------------

   Growth in Net Premiums Earned             7.0%           7.0%          7.0%           7.0%        7.0%        7.0%         7.0%
   Growth in Investment Income               8.0%           8.0%          8.0%           8.0%        8.0%        8.0%         8.0%

      Loss Ratio                            65.9%          65.9%         65.9%          65.9%       65.9%       65.9%        65.9%
      Commission Ratio                      27.2%          27.2%         27.2%          27.2%       27.2%       27.2%        27.2%
      Expense Ratio                          8.6%           8.6%          8.6%           8.6%        8.6%        8.6%         8.6%
      Combined Ratio                       101.7%         101.7%        101.7%         101.7%      101.7%      101.7%       101.7%

      Return on Average Equity              14.4%          14.8%         15.2%          15.5%       15.8%       16.0%        16.3%
----------------------------------------------------------------------------------------------------------------------------------

Dividends                                 ($25.4)        ($26.6)       ($28.0)        ($29.6)     ($31.3)     ($33.3)      ($35.5)

   Dividend Payout Ratio                    67.9%          65.8%         64.0%          62.6%       61.4%       60.3%        59.5%

Retained Earnings                          $12.0          $13.8         $15.7          $17.7       $19.7       $21.9        $24.2

Surplus:
   Beginning Statutory Surplus            $254.1         $266.1        $279.9         $295.6      $313.3      $333.0       $354.9
   Plus:  Retained Earnings                 12.0           13.8          15.7           17.7        19.7        21.9         24.2
   Other                                    --             --            --             --          --          --           --
                                          -------        -------       -------      ---------     -------     -------      -------
      Ending Statutory Surplus            $266.1         $279.9        $295.6         $313.3      $333.0      $354.9       $379.1
                                          =======        =======       =======      =========     =======     =======      =======

   Average Surplus                        $260.1         $273.0        $287.8         $304.5      $323.2      $344.0       $367.0
   10% of Beginning Surplus                 25.4           26.6          28.0           29.6        31.3        33.3         35.5

   Minimum EOY Surplus (Multiple of Net
     Premiums)                            $207.2         $221.7        $237.2         $253.8      $271.6      $290.6       $310.9
   Total Dividends Allowable                84.3           84.8          86.4           89.1        92.8        97.6        103.7
   Net Premiums/End of Year Surplus          1.3 x          1.3 x         1.4 x          1.4 x       1.4 x       1.4 x        1.4 x
----------------------------------------------------------------------------------------------------------------------------------



DILLON, READ & CO. INC.
-----------------------------------------------------------------------------------------------------------------------------------
Preliminary & Confidential
                                                                    SCOR U.S. CORPORATION
                                                                    Discounted Cash Flow Analysis
                                                                         (Dollars in millions)
-----------------------------------------------------------------------------------------------------------------------------------
PRESENT VALUE OF DIVIDENDS
--------------------------                                             ------------------------------------------------------------
                                             Discount                       1996          1997       1998        1999          2000
NPV Value of Dividends Discounted to           Rate                    ----------  -----------  ---------  ----------  ------------
1/1/96 at Equity Discount Rates of:          --------
------------------------------------------
                                                11.0%                       $21.8        $19.9       $18.6       $17.5        $16.6
                                                12.0%                        21.7         19.6        18.1        16.9         15.9
                                                13.0%                        21.5         19.2        17.6        16.3         15.2

NPV Value of Cumulative Dividends
Disc. 1/1/96 at Equity Discount Rates of:
------------------------------------------
                                                11.0%                       $21.8        $41.8       $60.3       $77.9        $94.5
                                                12.0%                        21.7         41.2        59.3        76.2         92.1
                                                13.0%                        21.5         40.7        58.3        74.6         89.8
-----------------------------------------------------------------------------------------------------------------------------------


NPV Value of Dividends and Equity Disc.      Discount         P/E           1996          1997       1998        1999         2000
to 1/1/96 at Equity Discount Rates of:         Rate        Multiple         ----          ----       ----        ----         ----
------------------------------------------   ---------     --------

                                                11.0%         10.5 x       $305.1       $357.3      $379.2      $388.3       $396.8
                                                11.0%         11.5          332.1        387.3       409.5       417.9        425.6
                                                11.0%         12.5          359.1        417.4       439.9       447.5        454.4

UNLEVERED PRESENT VALUE                         12.0%         10.5 x       $305.0       $353.9      $372.4      $378.4       $383.8
-----------------------                         12.0%         11.5          331.9        383.7       402.3       407.2        411.5
                                                12.0%         12.5          358.9        413.5       432.1       436.0        439.3

                                                13.0%         10.5 x       $304.8       $350.6      $365.9      $368.9       $371.3
                                                13.0%         11.5          331.7        380.1       395.2       396.9        398.1
                                                13.0%         12.5          358.7        409.6       424.5       424.9        424.9


                                                                       ----------------------------------------------------
NPV per Share of Dividends and Equity Disc.  Discount         P/E           1996          1997       1998        1999          2000
to 1/1/96 at Equity Discount Rates of:         Rate        Multiple         ----          ----       ----        ----          ----
------------------------------------------   ---------     --------
       Net Debt (9/30/95)      $108.3           11.0%         10.5 x       $196.9       $249.0      $270.9      $280.1       $288.5
                                                11.0%         11.5          223.9        279.1       301.2       309.6        317.3
                                                11.0%         12.5          250.8        309.1       331.6       339.2        346.1

PRESENT VALUE OF EQUITY                         12.0%         10.5 x       $196.7       $245.6      $264.2      $270.2       $275.5
-----------------------                         12.0%         11.5          223.7        275.4       294.0       298.9        303.3
                                                12.0%         12.5          250.6        305.2       323.8       327.7        331.0

                                                13.0%         10.5 x       $196.5       $242.3      $257.6      $260.6       $263.0
                                                13.0%         11.5          223.5        271.9       286.9       288.6        289.8
                                                13.0%         12.5          250.4        301.4       316.2       316.6        316.6



NPV per Share of Dividends and Equity Disc.  Discount         P/E           1996          1997       1998        1999          2000
to 1/1/96 at Equity Discount Rates of:         Rate        Multiple         ----          ----       ----        ----          ----
-------------------------------------------  --------      --------

       Shares (MM)          18.2                11.0%         10.5 x        $10.84       $13.71      $14.91      $15.42       $15.88
                                                11.0%         11.5           12.32        15.36       16.58       17.05        17.47
                                                11.0%         12.5           13.81        17.02       18.26       18.67        19.05

PV PER SHARE                                    12.0%         10.5 x        $10.83       $13.52      $14.54      $14.87       $15.17
--------------------------------                12.0%         11.5           12.31        15.16       16.19       16.46        16.70
                                                12.0%         12.5           13.80        16.80       17.83       18.04        18.22

                                                13.0%         10.5 x        $10.82       $13.34      $14.18      $14.35       $14.48
                                                13.0%         11.5           12.30        14.97       15.80       15.89        15.95
                                                13.0%         12.5           13.79        16.59       17.41       17.43        17.43


PRESENT VALUE OF DIVIDENDS                                                                         As of Year
--------------------------
                                             Discount                           2001           2002           2003          2004
NPV Value of Dividends Discounted to           Rate                     ------------  -------------  -------------  ------------
1/1/96 at Equity Discount Rates of:          --------
------------------------------------------
                                                11.0%                           $15.8          $15.1          $14.5         $13.9
                                                12.0%                            15.0           14.2           13.5          12.8
                                                13.0%                            14.2           13.3           12.5          11.8

NPV Value of Cumulative Dividends
Disc. 1/1/96 at Equity Discount Rates of:
------------------------------------------
                                                11.0%                          $110.3         $125.4         $139.8        $153.7
                                                12.0%                           107.1          121.2          134.7         147.5
                                                13.0%                           104.0          117.3          129.8         141.6
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      Assuming Sale at the End of
                                                                                      ---------------------------
NPV Value of Dividends and Equity Disc.      Discount         P/E              2001           2002           2003          2004
to 1/1/96 at Equity Discount Rates of:         Rate        Multiple            ----           ----           ----          ----
------------------------------------------   ---------     --------

                                                11.0%         10.5 x          $404.7         $412.0         $419.0        $425.5
                                                11.0%         11.5             432.7          439.3          445.6         451.4
                                                11.0%         12.5             460.7          466.6          472.1         477.3

UNLEVERED PRESENT VALUE                         12.0%         10.5 x          $388.5         $392.9         $396.8        $400.5
-----------------------                         12.0%         11.5             415.4          418.8          421.8         424.6
                                                12.0%         12.5             442.2          444.6          446.6         448.7

                                                13.0%         10.5 x          $373.2         $374.9         $376.2        $377.3
                                                13.0%         11.5             398.9          399.4          399.6         399.7
                                                13.0%         12.5             424.5          423.9          423.1         422.2

                                                                                     Assuming Sale at the End of

NPV per Share of Dividends and Equity Disc.  Discount         P/E              2001           2002           2003          2004
to 1/1/96 at Equity Discount Rates of:         Rate        Multiple
------------------------------------------   ---------     --------
       Net Debt (9/30/95)      $108.3           11.0%         10.5 x          $296.4         $303.8         $310.7        $317.2
                                                11.0%         11.5             324.4          331.1          337.3         343.1
                                                11.0%         12.5             352.5          358.4          363.9         369.0

PRESENT VALUE OF EQUITY                         12.0%         10.5 x          $280.3         $284.6         $288.6        $292.2
-----------------------                         12.0%         11.5             307.1          310.5          313.5         316.3
                                                12.0%         12.5             333.9          336.4          338.5         340.4

                                                13.0%         10.5 x          $265.0         $266.6         $267.9        $269.0
                                                13.0%         11.5             290.6          291.1          291.4         291.5
                                                13.0%         12.5             316.3          315.6          314.8         313.9

                                                                                     Assuming Sale at the End of
                                                                                    ---------------------------
NPV per Share of Dividends and Equity Disc.  Discount         P/E              2001           2002           2003          2004
to 1/1/96 at Equity Discount Rates of:         Rate        Multiple            ----           ----           ----          ----
-------------------------------------------  --------      --------

       Shares (MM)          18.2                11.0%         10.5 x           $16.32         $16.72         $17.10        $17.47
                                                11.0%         11.5              17.86          18.23          18.57         18.89
                                                11.0%         12.5              19.40          19.73          20.03         20.32

PV PER SHARE                                    12.0%         10.5 x           $15.43         $15.67         $15.89        $16.09
---------------------------------               12.0%         11.5              16.91          17.09          17.26         17.41
                                                12.0%         12.5              18.38          18.52          18.64         18.74

                                                13.0%         10.5 x           $14.59         $14.68         $14.75        $14.81
                                                13.0%         11.5              16.00          16.03          16.04         16.05
                                                13.0%         12.5              17.41          17.38          17.33         17.28



Preliminary & Confidential                                                                          10:56 AM     02-Nov-95
                                                               SCOR U.S. CORPORATION
                                                         Weighted Average Cost of Capital
                                                               (Dollars in millions)
Dillon, Read & Co. Inc.

Estimation of Unlevered Asset Beta

 Company                                  Equity              Total             Market                              Debt/
  Ticker                                 Beta (a)             Debt              Equity         Capitalization   Capitalization
-------------                           ----------          --------          ---------        --------------   --------------
 SCOR U.S.                                   0.49            $121.3             $277.0             $398.3             30.4%
 NAC Re                                      0.79             200.0              632.3              832.3             24.0%
 PXRE Corp                                   1.04              69.7              219.2              288.9             24.1%
 Transatlantic                               0.74               0.0            1,560.1            1,560.1              0.0%
 Trenwick                                    0.65             103.5              321.3              424.8             24.4%
 American Re                                 1.05             600.0            1,805.5            2,405.5             24.9%
 General Re                                  0.83             157.0           12,006.9           12,163.9              1.3%
 National Re                                 0.82             100.0              567.1              667.1             15.0%


 Company                                     Equity/            Unlevered
  Ticker                                  Capitalization         Beta(b)
-------------                             --------------        ---------
 SCOR U.S.                                    69.6%                0.39
 NAC Re                                       76.0%                0.64
 PXRE Corp                                    75.9%                0.83
 Transatlantic                               100.0%                0.74
 Trenwick                                     75.6%                0.53
 American Re                                  75.1%                0.83
 General Re                                   98.7%                0.82
 National Re                                  85.0%                0.72

Average Unlevered Asset Beta                                       0.73
                                                                  =====
--------------------------------------------------------------------------------------------------------------------------
 Weighted Average Cost of Capital under Hypothetical Capital Structures

 (D+P)/(ME+D+P)                                                 4.8%              8.8%              12.8%            16.8%
 (D+P)/ME                                                       5.0%              9.6%              14.6%            20.1%

 D/(ME+D+P)                                                     4.8%              8.8%              12.8%            16.8%
 ME/(ME+D+P)                                                   95.3%             91.3%              87.3%            83.3%

 Equity Beta (b)                                                0.76              0.79               0.81             0.84

 Cost of Equity Over Bills (c)                                 11.8%             12.1%              12.3%            12.6%
 Cost of Equity Over Bonds (d)                                 11.6%             11.8%              12.0%            12.2%
    Average Cost of Equity                                     11.7%             11.9%              12.1%            12.4%

 (D+P)/(BV+D+P) (g)                                             7.3%             13.2%              18.8%            24.2%

 Cost of Debt                                                   6.8%              7.0%               7.1%             7.3%
 After-tax Cost of Debt (e)                                     4.4%              4.6%               4.6%             4.7%

 Weighted Average Cost of Capital
    Based on Bills                                             11.5%             11.4%              11.3%            11.2%
    Based on Bonds                                             11.2%             11.1%              11.0%            10.9%

             --------------------------------------------------------------------------------------------------------------
             Average                                           11.36%            11.27              11.17%           11.08%
             --------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 Weighted Average Cost of Capital under Hypothetical Capital Structures

 (D+P)/(ME+D+P)                               20.8%               24.7%          28.8%           32.8%             36.7%
 (D+P)/ME                                     26.2%               32.9%          40.4%           48.7%             58.1%

 D/(ME+D+P)                                   20.8%               24.7%          28.8%           32.8%             36.7%
 ME/(ME+D+P)                                  79.3%               75.3%          71.3%           67.3%             63.3%

 Equity Beta (b)                               0.88                0.92           0.96            1.00              1.06

 Cost of Equity Over Bills (c)                12.8%               13.2%          13.5%           13.9%             14.3%
 Cost of Equity Over Bonds (d)                12.4%               12.7%          13.0%           13.3%             13.7%
    Average Cost of Equity                    12.6%               12.9%          13.2%           13.6%             14.0%

 (D+P)/(BV+D+P) (g)                           29.4%               34.3%          39.1%           43.6%             48.0%

 Cost of Debt                                  7.5%                8.0%           9.0%           11.0%             13.0%
 After-tax Cost of Debt (e)                    4.9%                5.2%           5.9%            7.2%              8.5%

 Weighted Average Cost of Capital
    Based on Bills                            11.2%               11.2%          11.3%           11.7%             12.2%
    Based on Bonds                            10.9%               10.8%          10.9%           11.3%             11.8%

             ------------------------------------------------------------------------------------------------------------
             Average                          11.02%              11.01%         11.11%          11.49%            11.96%
             ------------------------------------------------------------------------------------------------------------

--------------------
Notes
(a) Source Bloomberg 11/2/95 calculated daily over two years over the S&P 500.
(b) Assumes a debt beta of 0.17 as given by Reilly and Joehnk in the Journal of Finance, December, 1976. Unlevered asset beta calculated as:
    [((D+P)/(ME+D+P)) Debt Beta + (ME/Me+D+P)*Equity Beta]. Equity Beta under the hypothetical capital structures calculated as: [Asset Beta +((D+P)/ME) *(Asset Beta - Debt Beta)]
(c) Cost of equity over bills calculated as: (Equity Beta*8.40%+5.46%) The 8.40% figure is the estimated historical arithmetic mean, from 1926 to 1994, returns over bills demanded by investors to invest in equities according to Ibbotson Associates. The 5.46% figure our proxy for the risk free rate, is the average yield on 3-Month Treasury Bills on November 2, 1995.
(d) Cost of equity over bonds calculated as (Equity Beta*7.00%+6.27%). The 7.00% figure is the estimated historical arithmetic mean, from 1926 to 1994, rate over bonds demanded by investor to invest in equities according to Ibbotson Associates. The 6.27% figure our proxy for the risk free rate, is the average yield on 30 year Treasury Bond on November 2, 1995
(e) Using a tax rate of 35% which approximates that average combined federal and state tax rates.
(f) Liquidation Value
(g) (D+P)/(BV+D+P)=[(D+P)/(ME+D+P)]*[{MBV*(1+[(D+P)/(ME])}/{1+(MBV*[(D+P)/ME])}
    ] where MBV=trading multiple of book value